UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7120
                                                     ---------------------

              Nuveen Insured Florida Premium Income Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: April 30
                                           ------------------

                  Date of reporting period: October 31, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT   |   Nuveen Investments
  October 31, 2008   |   MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

                                                         NUVEEN FLORIDA
                                                         INVESTMENT QUALITY
                                                         MUNICIPAL FUND
                                                         NQF

                                                         NUVEEN FLORIDA
                                                         QUALITY INCOME
                                                         MUNICIPAL FUND
                                                         NUF

                                                         NUVEEN INSURED
                                                         FLORIDA PREMIUM
                                                         INCOME MUNICIPAL
                                                         FUND
                                                         NFL

                                                         NUVEEN INSURED
                                                         FLORIDA TAX-FREE
                                                         ADVANTAGE
                                                         MUNICIPAL FUND
                                                         NWF




IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

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

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

Photo of: Robert P. Bremner

Chairman's
LETTER TO SHAREHOLDERS


|  Robert P. Bremner  |  Chairman of the Board


Dear Shareholders,

I'd like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund's Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a "best practice" in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us - an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to welcome two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has replaced Tim as Nuveen's representative on the Board. John's presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen's role within it. We also added Terry Toth as an independent director. A former CEO of the Northern Trust Company's asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like you to know that we are closely monitoring the unprecedented market developments and their distressing impact on the Funds. We believe that these Funds continue to be actively and constructively managed for the long term and at the same time we are very aware that these are trying times for our investors. We appreciate the patience you have shown with the Board and with Nuveen Investments as they manage your investment through this extremely difficult period.

Fourth, again on behalf of the entire Board, I would like to acknowledge the effort the whole Nuveen organization is making to resolve the auction rate preferred share situation in a satisfactory manner. As you know, we are actively pursuing a number of possible solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we've worked through the many difficulties involved.

Finally, I urge you to take the time to review the Portfolio Manager's Comments, the Common Share Dividend and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund's Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
December 23, 2008

Portfolio Manager's COMMENTS

Nuveen Investments Municipal Closed-End Funds | NQF, NUF, NFL, NWF


Portfolio manager Daniel Close discusses key investment strategies and the six-month performance of the Nuveen Florida Funds. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for these four Funds in 2007.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FLORIDA FUNDS DURING THE SIX-MONTH REPORTING PERIOD ENDED OCTOBER 31, 2008?

During this period, stress in the financial markets led to increased price volatility for many securities, reduced liquidity and a general flight to quality. We sought to capitalize on this turbulent environment by continuing to focus on relative value, using a fundamental approach to find undervalued sectors and individual credits with the potential to perform well over the long term.

Among the sectors added to all four Funds during this period were insured health care and insured transit bonds. NQF and NUF also bought Florida housing securities. All of these additions to the portfolios were purchased in the longer end of the yield curve, which not only offered more value during this period, but also helped to extend the Funds' durations(1) and enhance yields. In addition, NFL and NWF bought an insured water and sewer issue in the intermediate part of the curve.

To generate cash for purchases, we monitored the types of credits and bond structures that were attractive to the retail market and took advantage of strong bids to sell such bonds into retail demand. In NQF and NUF, we also sold a meaningful portion of our airport holdings subject to the federal alternative minimum tax early in the reporting period. In addition, some of our new purchases were funded by reinvesting the proceeds from called or matured bonds.

As a key dimension of risk management, a disciplined approach to duration positioning remained an important component of our overall strategy. As part of this approach, we used inverse floating rate securities(2), in NQF, NUF and NFL during this period. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities. NQF, NFL, and NWF also invested in certain derivative instruments in an effort to manage common share net asset value (NAV) volatility while trying to minimize any negative impact on




Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this shareholder report.

income streams or common share dividends over the short term. As of October 31, 2008, we continued to use inverse floaters in NQF, NUF and NFL, while all derivative positions had been removed from NQF, NFL and NWF.

HOW DID THE FUNDS PERFORM?

Individual results for the Nuveen Florida Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Annualized Total Returns on Common Share Net Asset Value*
For periods ended 10/31/08

                                   Six-Month       1-Year       5-Year  10-Year
Florida Funds
NQF                                  -14.42%      -15.09%        0.51%    3.35%
NUF                                  -12.30%      -13.34%        1.14%    3.31%

Lipper Other States
Municipal Debt Funds
Average(3)                           -13 01%      -13.59%        1.15%    3.31%

Barclays Capital
Municipal Bond Index(4)               -4.70%       -3.30%        2.73%    4.14%

Insured Florida Funds
NFL                                   -9.29%       -9.41%        1.57%    3.76%
NWF                                   -8.95%       -7.59%        2.66%    N/A

Lipper Single-State Insured
Municipal Debt Funds
Average(5)                           -12.53%      -13.34%        1.19%    3.52%

Barclays Capital Insured
Municipal Bond Index(4)               -4.97%       -4.13%        2.65%    4.19%

S&P National Municipal
Bond Index(6)                         -5.19%       -4.15%        2.75%    N/A


For the six months ended October 31, 2008, the cumulative returns on common share NAV for NUF, NFL and NWF exceeded the average return on their respective Lipper peer groups, while NQF lagged the return for the Lipper Other States Municipal Debt Funds Average. All four of the Funds underperformed their respective Barclays Capital index and the Standard & Poor's (S&P) National Municipal Bond Index.



* Six-month returns are cumulative; returns for one-year, five-year and ten-year are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(3) The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 6 months, 46; 1 year, 46; 5 years, 46; and 10 years, 18. Fund and Lipper returns assume reinvestment of dividends. Shareholders should note that the performance of the Lipper Other States category represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

(4) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds, and the Barclays Capital Insured Municipal Bond Index is an unleveraged, unmanaged national index containing a broad range of insured municipal bonds. Results for the Barclays Capital indexes do not reflect any expenses.

(5) The Lipper Single-State Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 6 months, 44; 1 year, 44 funds; 5 years, 44 funds; and 10 years, 24 funds. The performance of the Lipper Single-State Insured Municipal Debt Funds Average represents the overall average of returns for funds from eight different states with a wide variety of municipal market conditions. Fund and Lipper returns assume reinvestment of dividends.

(6) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market.

Key management factors that influenced the Funds' returns during this period included duration positioning, the use of inverse floaters, credit exposure and sector allocations. In addition, a major factor affecting each Fund's performance over this period was the use of leverage. The impact of leverage is discussed in more detail on page seven.

Over the course of this reporting period, we saw the yield curve steepen, as interest rates at the short end of the curve declined and longer rates generally rose, especially during September and October. Given these changes in the interest rate environment, bonds in the Barclays Capital Municipal Bond Index with maturities of ten years or less generally outperformed the market as a whole, with bonds maturing in one to four years benefiting the most. In general, bonds having the longest maturities (twenty-two years and longer) posted the worst returns. Among the non-insured Funds, NUF's duration profile was favorable to that of NQF, which benefited NUF's relative performance. Both NFL and NWF had a positive contribution from their duration profile. All four of these Funds, however, were hurt by their underweighting of the outperforming shortest end of the yield curve.

As mentioned earlier, NQF, NUF and NFL used inverse floaters during this period to help bring their durations closer to our strategic target and enhance income-generation capabilities. In general, these inverse floaters had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer maturity bonds at a time when shorter maturities were in favor in the market.

Credit exposure was also an important factor in performance during these six months. Because risk-averse investors generally sought higher quality investments as disruptions in the financial markets deepened, bonds with higher credit quality typically performed very well. At the same time, bonds rated BBB or below and non-rated bonds generally posted poor returns. Insured holdings with underlying credits that were rated BBB or non-rated were disproportionately impacted (compared with bonds with underlying credits rated AA or A) if the insurer backing the bond was downgraded. As of October 31, 2008, NUF had allocated approximately 10%, and NQF approximately 11% of their portfolios to bonds rated BBB and non-rated credits. NWF, which can invest up to 20% of its assets in uninsured investment-grade quality securities, had a 2% allocation to BBB rated bonds. While investing only in insured securities, NFL held 8% of its portfolio in BBB and non-rated credits, the result of rating downgrades on certain municipal bond insurers. While exposure to lower-rated credits had a negative impact on the Funds for this period, the smaller weightings helped to limit the impact of this exposure.

Sectors of the market that generally contributed positively to the Funds' performances included general and limited tax obligation issues and resource recovery credits. Pre-refunded bonds(7), which are usually backed by U.S. Treasury securities, were one of the top performing segments of the market, due primarily to their shorter effective maturities, higher credit quality, and perceived safety. Among these Funds, NWF had the largest allocation of pre-refunded bonds as of October 31, 2008, while NUF held the smallest allocation.

In general, bonds that carried any credit risk, regardless of sector, posted weak performance. Revenue bonds as a whole, and the industrial development and housing sectors in particular, underperformed the general municipal market. Next to the industrial development revenue sector, zero coupon bonds were among the worst performing categories in the municipal market. The health care sector also performed poorly, as did lower-rated bonds backed by the 1998 master tobacco settlement agreement.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In addition to the factor mentioned above, one of the primary factors negatively impacting the six-month returns of these Funds relative to those of the unleveraged Barclays Capital Municipal Bond Index, Barclays Capital Insured Municipal Bond Index, and S&P National Municipal Bond Index was the Funds' use of financial leverage. While leverage offers opportunities to generate additional income and total returns for common shareholders, the benefits provided by leveraging are influenced by the price movements of the bonds in each Fund's portfolio. During this period, as yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, at various points during the six-month period, the Funds' borrowing costs were relatively high, negatively impacting their total returns.




(7) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

RECENT DEVELOPMENTS IN THE MARKET ENVIRONMENT

Beginning in October, the nation's financial institutions and financial markets--including the municipal bond market--experienced significant turmoil. Reductions in demand decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this generally reduced the Funds' net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms'capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lower-rated municipal bonds, as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This de-leveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.

Municipal bond prices were further negatively impacted by concerns that the need for further de-leveraging and a supply overhang as a large amount of new issues were postponed would cause selling pressure to persist for a period of time. In addition to falling prices, these market conditions resulted in greater price volatility of municipal bonds; wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October, and although liquidity improved considerably over ensuing weeks, it may reoccur if financial turmoil persists or worsens.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

As mentioned earlier, another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC, CIFG, FGIC, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. Subsequent to the reporting period, AMBAC, MBIA and SYNCORA experienced further rating reductions while FSA received its first rating reduction by at least one rating agency. At the time this report was prepared, at least one rating agency has placed each of these insurers on "negative outlook" or "negative credit watch," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies - especially those bonds with weaker underlying credits - declined, detracting from the Funds' performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear" and that many or all auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the auction rate preferred shares. At the time this report was prepared, the Funds'managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered, if ever. The Funds' managers are working diligently to refund the auction preferred shares, and have made progress in these efforts, but at present there is no assurance that these efforts will succeed. These developments generally do not affect the management or investment policies of these Funds. However, one implication of these auction failures for common shareholders is that the Funds'cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise would have been.

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal Funds' outstanding auction rate preferred shares, for which auctions have been failing for several months. This plan included an initial phase of approximately $1 billion in forty-one Funds. As of October 31, 2008, none of the Funds included in this shareholder report issued par redemption notices for their auction rate preferred shares.

On August 7, 2008, four Nuveen municipal Funds (none of which are included in this shareholder report) issued par redemption notices for all outstanding shares of their auction rate preferred shares totaling $569.9 million. These redemptions were achieved through the issuance of variable rate demand preferred shares (VRDP) in conjunction with the proceeds from the creation of TOBs.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price
                 INFORMATION



During the six-month period ended October 31, 2008, there was one dividend increase in NQF, NUF and NWF. In NFL, the cost of leverage-related borrowing remained higher than in the other Funds. This impacted the incremental income available for dividends and led to one dividend cut in this Fund, effective October 2008.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2008, NQF had a positive UNII balance while NUF, NFL and NWF had negative UNII balances for financial statement purposes. All four Funds had positive UNII balances, based upon our best estimate, for tax purposes.

The Funds' Board of Trustees approved an open-market share repurchase program on July 10, 2007, for NQF, NUF and NFL and on July 30, 2008, for NWF under which each Fund may repurchase up to 10% of its common shares. As of October 31, 2008, NQF, NUF and NFL had cumulatively repurchased 218,700, 147,700 and 174,500 common shares, respectively, representing approximately 1.3%, 1.0% and 1.2% of each Fund's total common shares outstanding, respectively.

As of October 31, 2008, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying chart:

                             10/31/08            Six-Month Average
                             Discount                     Discount

NQF                           -20.10%                     - 13.82%
NUF                           -19.47%                     - 13.00%
NFL                           -19.77%                     - 11.31%
NWF                           -18.59%                     - 13.52%

NQF
Performance
OVERVIEW

Nuveen Florida
Investment Quality
Municipal Fund
        as of October 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed      42%
AA                       38%
A                         9%
BBB                       8%
N/R                       3%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
Nov       0.054
Dec       0.054
Jan       0.054
Feb       0.054
Mar       0.054
Apr       0.054
May       0.054
Jun       0.054
Jul       0.054
Aug       0.054
Sep       0.057
Oct       0.057

Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/01/07  13
          12.90
          12.66
          12.31
          12.62
          12.90
          12.79
          12.65
          12.5803
          12.84
          13.23
          13.39
          13.14
          13.26
          13.23
          13.26
          12.68
          12.59
          12.20
          12.56
          12.24
          12.20
          12.41
          12.51
          12.75
          12.71
          12.62
          12.70
          12.7999
          12.71
          12.74
          12.66
          12.72
          12.39
          12.19
          12.06
          12.23
          12.24
          11.948
          11.87
          12.03
          12.02
          11.98
          11.97
          12.06
          12.16
          12.01
          11.27
          10.606
          10.2699
          7.6201
          8.67
          9.74
10/31/08  9.54


FUND SNAPSHOT
------------------------------------

Common Share Price             $9.54
------------------------------------
Common Share
Net Asset Value               $11.94
------------------------------------
Premium/(Discount) to NAV    -20.10%
------------------------------------
Market Yield                   7.17%
------------------------------------
Taxable-Equivalent Yield(2)    9.96%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $195,492
------------------------------------
Average Effective
Maturity on Securities (Years) 14.65
------------------------------------
Leverage-Adjusted Duration     14.81
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
Cumulative    -23.09%       -14.42%
------------------------------------
1-Year        -22.99%       -15.09%
------------------------------------
5-Year         -4.32%         0.51%
------------------------------------
10-Year        -0.21%         3.35%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited        33.1%
------------------------------------
U.S. Guaranteed               19.0%
------------------------------------
Transportation                15.6%
------------------------------------
Water and Sewer                8.3%
------------------------------------
Health Care                    8.0%
------------------------------------
Tax Obligation/General         5.4%
------------------------------------
Other                         10.6%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NUF
Performance
OVERVIEW

Nuveen Florida
Quality Income
Municipal Fund
        as of October 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed       34%
AA                       50%
A                         6%
BBB                       6%
N/R                       4%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Nov       0.055
Dec       0.055
Jan       0.055
Feb       0.055
Mar       0.053
Apr       0.053
May       0.053
Jun       0.053
Jul       0.053
Aug       0.053
Sep       0.054
Oct       0.054

Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/01/07  13.15
          13.16
          12.96
          12.62
          12.64
          12.98
          12.93
          12.7899
          12.66
          12.90
          13.31
          13.60
          13.53
          13.60
          13.41
          13.56
          12.99
          12.84
          12.40
          12.63
          12.48
          12.36
          12.52
          12.63
          12.76
          12.74
          12.68
          12.72
          12.852
          12.81
          12.84
          12.80
          12.78
          12.425
          12.24
          12.21
          12.39
          12.42
          12.23
          12.08
          12.18
          12.23
          12.14
          12.16
          12.21
          12.26
          12.20
          11.54
          10.91
          10.56
          7.76
          8.92
          10.276
10/31/08  9.97


FUND SNAPSHOT
------------------------------------
Common Share Price             $9.97
------------------------------------
Common Share
Net Asset Value               $12.38
------------------------------------
Premium/(Discount) to NAV    -19.47%
------------------------------------
Market Yield                   6.50%
------------------------------------
Taxable-Equivalent Yield(2)    9.03%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $175,295
------------------------------------
Average Effective
Maturity on Securities (Years) 14.14
------------------------------------
Leverage-Adjusted Duration     12.86
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
Cumulative    -19.62%       -12.30%
------------------------------------
1-Year        -20.53%       -13.34%
------------------------------------
5-Year         -3.27%         1.14%
------------------------------------
10-Year         0.75%         3.31%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited        31.5%
------------------------------------
Transportation                13.1%
------------------------------------
U.S. Guaranteed               10.0%
------------------------------------
Education and Civic
   Organizations               8.3%
------------------------------------
Health Care                    7.3%
------------------------------------
Water and Sewer                7.2%
------------------------------------
Utilities                      6.1%
------------------------------------
Tax Obligation/General         6.0%
------------------------------------
Housing/Multifamily            5.0%
------------------------------------
Other                          5.5%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0072 per share.

NFL
Performance
OVERVIEW

Nuveen Insured
Florida Premium
Income Municipal Fund
        as of October 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1), (2)
Insured                  85%
U.S. Guaranteed          12%
GNMA Guaranteed           3%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share4
Nov       0.0575
Dec       0.0575
Jan       0.0575
Feb       0.0575
Mar       0.0575
Apr       0.0575
May       0.0575
Jun       0.0575
Jul       0.0575
Aug       0.0575
Sep       0.0575
Oct       0.0555

Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/01/07  13.53
          13.53
          13.20
          12.87
          13.08
          13.20
          13.37
          12.97
          13.00
          13.25
          13.74
          13.86
          13.56
          13.77
          13.60
          13.72
          13.21
          13.19
          12.81
          13.4
          12.81
          12.89
          13.05
          13.19
          13.24
          13.25
          13.31
          13.32
          13.26
          13.30
          13.11
          13.184
          13.15
          12.86
          12.75
          12.72
          12.81
          12.704
          12.50
          12.48
          12.53
          12.60
          12.47
          12.48
          12.639
          12.66
          12.55
          11.9123
          11.10
          10.86
          7.8501
          9.34
          10.59
10/31/08  10.47


FUND SNAPSHOT
------------------------------------
Common Share Price            $10.47
------------------------------------
Common Share
Net Asset Value               $13.05
------------------------------------
Premium/(Discount) to NAV    -19.77%
------------------------------------
Market Yield                   6.36%
------------------------------------
Taxable-Equivalent Yield(3)    8.83%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $185,567
------------------------------------
Average Effective
Maturity on Securities (Years) 13.98
------------------------------------
Leverage-Adjusted Duration     13.17
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
Cumulative    -18.76%        -9.29%
------------------------------------
1-Year        -17.97%        -9.41%
------------------------------------
5-Year         -3.02%         1.57%
------------------------------------
10-Year         1.99%         3.76%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited        42.0%
------------------------------------
Water and Sewer               23.6%
------------------------------------
U.S. Guaranteed               11.9%
------------------------------------
Housing/Multifamily            6.8%
------------------------------------
Utilities                      5.0%
------------------------------------
Other                         10.7%
------------------------------------

INSURERS
(as a % of total Insured investments)
------------------------------------
MBIA                          37.5%
------------------------------------
FGIC                          19.5%
------------------------------------
FSA                           18.2%
------------------------------------
AMBAC                         14.0%
------------------------------------
SYNCORA                        7.4%
------------------------------------
CIFG                           3.4%
------------------------------------


(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0640 per share.

NWF
Performance
OVERVIEW

Nuveen Insured Florida
Tax-Free Advantage
Municipal Fund
        as of October 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1), (2)
Insured                  74%
U.S. Guaranteed          23%
GNMA Guaranteed           1%
BBB (Uninsured)           2%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
Nov       0.0515
Dec       0.0515
Jan       0.0515
Feb       0.0515
Mar       0.0515
Apr       0.0515
May       0.0515
Jun       0.0515
Jul       0.0515
Aug       0.0515
Sep       0.053
Oct       0.053

Line Chart:
Common Share Price Performance -- Weekly Closing Price
11/01/07  12.93
          12.73
          12.61
          12.52
          12.22
          12.38
          12.54
          12.32
          12.36
          12.52
          13.0001
          13.2401
          13.18
          13.09
          13.14
          13.1899
          12.62
          12.55
          12.18
          12.53
          12.31
          12.3085
          12.62
          12.60
          12.61
          12.66
          12.6901
          12.56
          12.74
          12.838
          12.66
          12.6679
          12.65
          12.46
          12.16
          12.39
          12.30
          12.246
          12.30
          11.998
          12.09
          12.08
          11.94
          11.91
          12.00
          12.09
          12.05
          11.50
          10.96
          10.43
          8.10
          9.35
          10.158
10/31/08  10.25


FUND SNAPSHOT
------------------------------------
Common Share Price            $10.25
------------------------------------
Common Share
Net Asset Value               $12.59
------------------------------------
Premium/(Discount) to NAV    -18.59%
------------------------------------
Market Yield                   6.20%
------------------------------------
Taxable-Equivalent Yield(3)    8.61%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $48,875
------------------------------------
Average Effective
Maturity on Securities (Years) 13.52
------------------------------------
Leverage-Adjusted Duration     12.71
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
Cumulative    -16.37%        -8.95%
------------------------------------
1-Year        -16.82%        -7.59%
------------------------------------
5-Year         -2.27%         2.66%
------------------------------------
Since
Inception      -1.20%         2.89%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited        36.9%
------------------------------------
U.S. Guaranteed               23.1%
------------------------------------
Water and Sewer               18.3%
------------------------------------
Education and Civic
   Organizations               9.3%
------------------------------------
Transportation                 7.4%
------------------------------------
Other                          5.0%
------------------------------------

INSURERS
(as a % of total Insured investments)
------------------------------------
MBIA                           26.8%
------------------------------------
AMBAC                          20.6%
------------------------------------
FSA                            20.2%
------------------------------------
FGIC                           15.6%
------------------------------------
SYNCORA                        10.4%
------------------------------------
RAAI                            6.4%
------------------------------------


1 The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2 At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

3 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NQF

Nuveen Florida Investment Quality Municipal Fund
Portfolio of INVESTMENTS
                                                    October 31, 2008 (Unaudited)

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.9% (1.1% OF TOTAL INVESTMENTS)

$       5,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB        $ 3,627,800
                 Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 1.1% (0.7% OF TOTAL INVESTMENTS)

        2,000   Broward County Educational Facilities Authority, Florida, Revenue     4/14 at 100.00         BBB          1,573,060
                 Bonds, Nova Southeastern University, Series 2004B,
                 5.625%, 4/01/34

          575   Osceola County Industrial Development Authority, Florida,             8/11 at 101.00          AA            528,695
                 Industrial Development Revenue Bonds, P.M. Wells Charter School
                 Project, Series 2001A, 5.000%, 8/01/23 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,575   Total Education and Civic Organizations                                                                   2,101,755
------------------------------------------------------------------------------------------------------------------------------------


                ENERGY - 0.3% (0.2% OF TOTAL INVESTMENTS)

          900   Virgin Islands Public Finance Authority, Revenue Bonds, Refinery      1/15 at 100.00         BBB            605,250
                 Project Hovensa LLC, Series 2007, 4.700%, 7/01/22
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 13.1% (8.0% OF TOTAL INVESTMENTS)

        1,000   Brevard County Health Facilities Authority, Florida, Revenue Bonds,   4/16 at 100.00          A2            668,860
                 Health First Inc. Project, Series 2005, 5.000%, 4/01/34

                Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
        1,000    5.250%, 6/01/26                                                      6/16 at 100.00        BBB+            795,360
        3,625    5.000%, 6/01/38                                                      6/16 at 100.00        BBB+          2,480,298
        3,075    5.500%, 6/01/38 - FSA Insured                                        6/18 at 100.00         AAA          2,698,466

                Hillsborough County Industrial Development Authority, Florida,
                Hospital Revenue Bonds, Tampa General Hospital, Series 2003B:
        1,000    5.250%, 10/01/28                                                    10/13 at 100.00          A3            764,080
        2,330    5.250%, 10/01/34                                                    10/13 at 100.00          A3          1,670,960

        1,185   Hillsborough County Industrial Development Authority, Florida,       10/16 at 100.00          A3            832,901
                 Hospital Revenue Bonds, Tampa General Hospital, Series 2006,
                 5.250%, 10/01/41

        3,235   Lakeland, Florida, Hospital System Revenue Bonds, Lakeland           11/16 at 100.00          A2          2,500,655
                 Regional Medical Center, Series 2006, 5.000%, 11/15/26

        2,000   Lee Memorial Health System, Florida, Hospital Revenue Bonds,          4/17 at 100.00          AA          1,666,260
                 Series 2007A, 5.000%, 4/01/32 - MBIA Insured

        2,345   Leesburg, Florida, Hospital Revenue Bonds, Leesburg Regional          7/12 at 100.00        BBB+          2,001,903
                 Medical Center Project, Series 2002, 5.375%, 7/01/22

        3,750   Marion County Hospital District, Florida, Revenue Bonds, Munroe      10/17 at 100.00          A2          2,652,488
                 Regional Medical Center, Series 2007, 5.000%, 10/01/34

                Palm Beach County Health Facilities Authority, Florida, Hospital
                Revenue Refunding Bonds, BRCH Corporation Obligated Group,
                Series 2001:
        3,410    5.500%, 12/01/21                                                    12/11 at 101.00        BBB-          2,822,593
        5,340    5.625%, 12/01/31                                                    12/11 at 101.00        BBB-          3,968,902

------------------------------------------------------------------------------------------------------------------------------------
       33,295   Total Health Care                                                                                        25,523,726
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 0.4% (0.3% OF TOTAL INVESTMENTS)

          980   Broward County Housing Finance Authority, Florida, Multifamily        5/10 at 101.00         AAA            891,555
                 Housing Revenue Bonds, Emerald Palms Apartments,
                 Series 2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       15


NQF

Nuveen Florida Investment Quality Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.8% (1.8% OF TOTAL INVESTMENTS)

$         345   Florida Housing Finance Agency, Homeowner Mortgage Revenue            1/09 at 100.00         AA+        $   348,002
                 Bonds, New Money and Refunding Issue, Series 1996-2,
                 6.350%, 7/01/28 (Alternative Minimum Tax)

          790   Florida Housing Finance Agency, Homeowner Mortgage Revenue            1/09 at 101.00         AA+            787,685
                 Bonds, Series 1997-2, 5.900%, 7/01/29 - MBIA Insured
                 (Alternative Minimum Tax)

          930   Florida Housing Finance Corporation, Homeowner Mortgage               1/16 at 100.00         AA+            659,407
                 Revenue Bonds, Series 2006-6, 4.625%, 7/01/31
                 (Alternative Minimum Tax)

        5,000   Florida Housing Finance Corporation, Homeowner Mortgage               1/17 at 100.00         AA+          3,784,750
                 Revenue Bonds, Series 2007-3, 5.150%, 7/01/38
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,065   Total Housing/Single Family                                                                               5,579,844
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.1% (0.7% OF TOTAL INVESTMENTS)

                St. John's County Industrial Development Authority, Florida,
                First Mortgage Revenue Bonds, Presbyterian Retirement
                Communities, Series 2004A:
        1,125    5.850%, 8/01/24                                                      8/14 at 101.00         N/R            948,364
        1,565    5.625%, 8/01/34                                                      8/14 at 101.00         N/R          1,168,570

------------------------------------------------------------------------------------------------------------------------------------
        2,690   Total Long-Term Care                                                                                      2,116,934
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.8% (1.1% OF TOTAL INVESTMENTS)

        5,400   Hillsborough County Industrial Development Authority, Florida,        4/10 at 101.00         N/R          3,623,670
                 Exempt Facilities Remarketed Revenue Bonds, National Gypsum
                 Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 8.8% (5.4% OF TOTAL INVESTMENTS)

          185   Florida State Board of Education, Full Faith and Credit Public        6/12 at 101.00         AAA            184,090
                 Education Capital Outlay Bonds, Series 2002F,
                 5.000%, 6/01/22 - MBIA Insured

        9,230   Florida State Board of Education, Full Faith and Credit,              6/11 at 101.00         AAA          8,571,163
                 Public Education Capital Outlay Bonds, Series 2001C,
                 5.125%, 6/01/31 - FGIC Insured

        8,000   Florida State Board of Education, Full Faith and Credit,              6/12 at 100.00         AAA          8,417,600
                 Public Education Capital Outlay Refunding Bonds,
                 Series 2002D, 5.375%, 6/01/16

------------------------------------------------------------------------------------------------------------------------------------
       17,415   Total Tax Obligation/General                                                                             17,172,853
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 53.9% (33.1% OF TOTAL INVESTMENTS)

        1,665   Collier County, Florida, Capital Improvement Revenue Bonds,          10/14 at 100.00          AA          1,612,203
                 Series 2005, 5.000%, 10/01/23 - MBIA Insured

          230   Flagler County, Florida, Capital Improvement Revenue Bonds,          10/15 at 100.00          AA            202,913
                 Series 2005, 5.000%, 10/01/30 - MBIA Insured

        1,280   Florida Intergovernmental Finance Commission, Capital Revenue         8/11 at 100.00         Aa3          1,264,730
                 Bonds, Daytona Beach Community Redevelopment Agency,
                 Series 2001C-1, 5.000%, 2/01/20 - AMBAC Insured

        1,685   Florida Municipal Loan Council, Revenue Bonds, Series 2003A,          5/13 at 100.00          AA          1,576,469
                 5.000%, 5/01/22 - MBIA Insured

        5,000   Florida Ports Financing Commission, Revenue Bonds,                   12/08 at 100.50          AA          4,178,050
                 State Transportation Trust Fund, Series 1996, 5.375%, 6/01/27 -
                 MBIA Insured (Alternative Minimum Tax)

        2,980   Florida State Department of Management Services, Certificates         8/15 at 101.00         AA+          2,897,961
                 of Participation, Series 2006A, 5.000%, 8/01/23 - MBIA Insured

        5,000   Hernando County, Florida, Revenue Bonds, Criminal Justice               No Opt. Call          AA          5,783,050
                 Complex Financing Program, Series 1986, 7.650%, 7/01/16 -
                 FGIC Insured

        1,535   Hillsborough County, Florida, Community Investment Tax Revenue       11/13 at 101.00         AA+          1,488,305
                 Bonds, Series 2004, 5.000%, 5/01/24 - AMBAC Insured

        2,170   Hillsborough County, Florida, Revenue Refunding Bonds,               10/15 at 100.00         AA+          2,067,489
                 Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 -
                 FGIC Insured


                                       16

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       4,990   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue         10/13 at 100.00          AA        $ 5,000,479
                 Bonds, Series 2003, 5.250%, 10/01/21 - MBIA Insured

        2,000   Jacksonville, Florida, Guaranteed Entitlement Revenue                10/12 at 100.00          A+          1,941,360
                 Refunding and Improvement Bonds, Series 2002,
                 5.000%, 10/01/22 - FGIC Insured

        3,000   Miami-Dade County School Board, Florida, Certificates of             11/16 at 100.00          AA          2,628,360
                 Participation, Series 2006B, 5.000%, 11/01/31 - AMBAC Insured

                Miami-Dade County, Florida, Beacon Tradeport Community
                Development District, Special Assessment Bonds, Commercial
                Project, Series 2002A:
        2,090    5.250%, 5/01/16 - RAAI Insured                                       5/12 at 102.00        BBB+          2,037,855
        1,700    5.625%, 5/01/32 - RAAI Insured                                       5/12 at 102.00        BBB+          1,461,966

       10,900   Miami-Dade County, Florida, Transit System Sales Surtax               7/18 at 100.00         AAA          9,602,355
                 Revenue Bonds, Series 2008, 5.000%, 7/01/35 - FSA Insured

        1,215   North Dade Community Development District, Florida, Special           5/17 at 100.00         N/R            857,486
                 Assessment Bonds, Series 2007A, 5.350%, 5/01/38

                Orlando Community Redevelopment Agency, Florida, Tax Increment
                Revenue Bonds, Republic Drive-Universal Boulevard - I-4
                Interchange Project, Series 2002:
        1,495    5.125%, 4/01/20 - AMBAC Insured                                      4/12 at 100.00          AA          1,473,995
        1,225    5.125%, 4/01/21 - AMBAC Insured                                      4/12 at 100.00          AA          1,191,509

                Osceola County, Florida, Transportation Revenue Bonds,
                Osceola Parkway, Series 2004:
        3,745    5.000%, 4/01/22 - MBIA Insured                                       4/14 at 100.00          A2          3,651,974
        2,000    5.000%, 4/01/23 - MBIA Insured                                       4/14 at 100.00          A2          1,867,260

        6,090   Palm Beach County School Board, Florida, Certificates of              8/16 at 100.00         AAA          4,522,425
                 Participation, Drivers Trust 2089, 9.181%, 8/01/31 -
                 FSA Insured (IF)

        4,000   Palm Beach County School Board, Florida, Certificates of              8/12 at 100.00         AAA          3,674,760
                 Participation, Series 2002D, 5.000%, 8/01/28 - FSA Insured

        2,560   Palm Beach County School Board, Florida, Certificates of              8/14 at 100.00          AA          2,377,779
                 Participation, Series 2004A, 5.000%, 8/01/23 - FGIC Insured

        5,000   Palm Beach County School Board, Florida, Certificates of              8/17 at 100.00          AA          4,514,200
                 Participation, Series 2007E, 5.000%, 8/01/27 - MBIA Insured

        4,490   Palm Beach County, Florida, Public Improvement Revenue                6/15 at 100.00         AA+          4,205,828
                 Bonds, Biomedical Research Park Project, Series 2005A,
                 5.000%, 6/01/25 - AMBAC Insured

        2,500   Polk County School District, Florida, Sales Tax Revenue Bonds,       10/14 at 100.00         AAA          2,567,600
                 Series 2004, 5.250%, 10/01/18 - FSA Insured

        1,000   Port Saint Lucie. Florida, Special Assessment Revenue Bonds,          7/17 at 100.00          AA            840,440
                 Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 -
                 MBIA Insured

          820   Rivercrest Community Development District, Florida, Special           5/18 at 100.00          A-            685,241
                 Assessment Bonds, Series 2007, 5.000%, 5/01/30 - RAAI Insured

        2,750   Saint Johns County, Florida, Transportation Improvement Revenue      10/13 at 100.00          AA          2,651,825
                 Bonds, Series 2003, 5.000%, 10/01/23 - AMBAC Insured

        3,000   School Board of Duval County, Florida, Certificates of Participation, 7/17 at 100.00         Aaa          2,633,550
                 Master Lease Program, Series 2008, 5.000%, 7/01/33 -
                 FSA Insured

          635   Sonoma Bay Community Development District, Florida, Special           5/15 at 100.00         N/R            456,006
                 Assessment Bonds, Series 2005A, 5.450%, 5/01/36

        7,500   South Florida Water Management District, Certificates of             10/16 at 100.00         AA+          5,945,250
                 Participation, Series 2006, Trust 1036, 6.508%, 10/01/36 -
                 AMBAC Insured (IF)

        5,000   South Florida Water Management District, Certificates of             10/16 at 100.00         AA+          4,481,550
                 Participation, Series 2006, 5.000%, 10/01/36 - AMBAC Insured


                                       17

NQF

Nuveen Florida Investment Quality Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Tampa Sports Authority, Hillsborough County, Florida, Sales Tax
                Payments Special Purpose Bonds, Stadium Project, Series 1995:
$       1,250    5.750%, 10/01/20 - MBIA Insured                                        No Opt. Call          AA        $ 1,263,363
        2,785    5.750%, 10/01/25 - MBIA Insured                                        No Opt. Call          AA          2,725,930

        8,605   Volusia County School Board, Florida, Sales Tax Revenue Bonds,       10/12 at 100.00         AAA          9,012,877
                 Series 2002, 5.375%, 10/01/15 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
      113,890   Total Tax Obligation/Limited                                                                             105,344,393
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 25.4% (15.6% OF TOTAL INVESTMENTS)

        8,900   Broward County, Florida, Airport System Revenue Bonds,               10/11 at 101.00          AA          7,338,851
                 Series 2001-J1, 5.250%, 10/01/26 - AMBAC Insured
                 (Alternative Minimum Tax)

        2,150   Broward County, Florida, Airport System Revenue Bonds,               10/14 at 100.00          AA          1,991,889
                 Series 2004L, 5.000%, 10/01/23 - AMBAC Insured

        6,000   Florida State Turnpike Authority, Turnpike Revenue Bonds,             7/13 at 101.00         Aa2          5,446,920
                 Department of Transportation, Series 2003C, 5.000%, 7/01/33

       12,000   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/09 at 101.00         Aa3          9,547,080
                 Revenue Bonds, Series 1999A, 5.125%, 10/01/28 -
                 FGIC Insured (Alternative Minimum Tax)

        4,000   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/12 at 100.00         AAA          3,459,320
                 Revenue Bonds, Series 2002B, 5.125%, 10/01/21 -
                 FSA Insured (Alternative Minimum Tax)

        2,500   Lee County, Florida, Airport Revenue Bonds, Series 2006,             10/15 at 100.00         AAA          2,250,150
                 5.000%, 10/01/33 - FSA Insured

        6,690   Miami-Dade County Expressway Authority, Florida, Toll System          7/14 at 100.00          AA          6,608,114
                 Revenue Bonds, Series 2004B, 5.000%, 7/01/20 - FGIC Insured

        1,750   Miami-Dade County Industrial Development Authority, Florida,         10/09 at 101.00         Aaa          1,587,443
                 Industrial Development Revenue Bonds, Airis Miami II LLC -
                 Miami International Airport, Series 1999, 6.000%, 10/15/25 -
                 AMBAC Insured (Alternative Minimum Tax)

        5,390   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami            10/12 at 100.00          A2          5,078,781
                 International Airport, Series 2002, 5.750%, 10/01/18 -
                 FGIC Insured (Alternative Minimum Tax)

        1,325   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami            10/15 at 100.00          A2            948,939
                 International Airport, Series 2005A, 5.000%, 10/01/38 -
                 CIFG Insured (Alternative Minimum Tax)

        5,360   Tampa-Hillsborough County Expressway Authority, Florida,              7/15 at 101.00          AA          5,438,042
                 Revenue Bonds, Series 2005, 5.000%, 7/01/16 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       56,065   Total Transportation                                                                                     49,695,529
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 30.9% (19.0% OF TOTAL INVESTMENTS) (4)

       12,800   Escambia County Health Facilities Authority, Florida, Revenue        11/09 at 101.00         AAA         13,456,636
                 Bonds, Ascension Health Credit Group, Series 1999A-2,
                 6.000%, 11/15/31 (Pre-refunded 11/15/09)

        4,600   Highlands County Health Facilities Authority, Florida, Hospital      11/11 at 101.00      A1 (4)          5,040,634
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2001A, 6.000%, 11/15/31 (Pre-refunded 11/15/11)

                Miami-Dade County Educational Facilities Authority, Florida,
                Revenue Bonds, University of Miami, Series 2004A:
        2,290    5.000%, 4/01/19 (Pre-refunded 4/01/14) - AMBAC Insured               4/14 at 100.00      AA (4)          2,451,674
        3,305    5.000%, 4/01/22 (Pre-refunded 4/01/14) - AMBAC Insured               4/14 at 100.00      AA (4)          3,538,333

        3,000   Miami-Dade County Health Facility Authority, Florida, Hospital        8/11 at 101.00         AAA          3,188,580
                 Revenue Refunding Bonds, Miami Children's Hospital,
                 Series 2001A, 5.125%, 8/15/26 (Pre-refunded 8/15/11) -
                 AMBAC Insured

        1,175   Naples, Florida, Water and Sewer Revenue Bonds, Series 2002,          9/12 at 100.00     Aa2 (4)          1,256,463
                 5.000%, 9/01/14 (Pre-refunded 9/01/12)

                North Broward Hospital District, Florida, Revenue and Improvement
                Bonds, Series 2001:
        5,450    6.000%, 1/15/31 (Pre-refunded 1/15/11)                               1/11 at 101.00       A (4)          5,864,527
          550    6.000%, 1/15/31 (Pre-refunded 1/15/11)                               1/11 at 101.00       A (4)            591,833


                                       18

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       6,000   Orange County Health Facilities Authority, Florida, Hospital         11/10 at 101.00      A1 (4)        $ 6,521,100
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated Group,
                 Series 2000, 6.500%, 11/15/30 (Pre-refunded 11/15/10)

        3,695   Orange County Health Facilities Authority, Florida, Hospital         12/12 at 100.00         AAA          4,041,332
                 Revenue Bonds, Orlando Regional Healthcare System, Series 2002,
                 5.750%, 12/01/27 (Pre-refunded 12/01/12)

        4,295   Orlando Utilities Commission, Florida, Water and Electric            10/12 at 100.00     Aa1 (4)          4,619,058
                 Revenue Refunding Bonds, Series 2002C, 5.250%, 10/01/18
                 (Pre-refunded 10/01/12)

        3,570   Seminole County, Florida, Water and Sewer Revenue Refunding             No Opt. Call         AAA          3,954,560
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19 -
                 MBIA Insured (ETM)

        5,375   South Broward Hospital District, Florida, Hospital Revenue Bonds,     5/12 at 101.00     AA- (4)          5,846,764
                 Series 2002, 5.625%, 5/01/32 (Pre-refunded 5/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       56,105   Total U.S. Guaranteed                                                                                    60,371,494
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 7.7% (4.7% OF TOTAL INVESTMENTS)

        4,330   Hillsborough County Industrial Development Authority, Florida,       10/12 at 100.00        Baa2          4,070,113
                 Pollution Control Revenue Bonds, Tampa Electric Company
                 Project, Series 2002, 5.100%, 10/01/13

        1,050   Jacksonville Beach, Florida, Utility Revenue Refunding Bonds,        10/10 at 100.00         Aa3          1,062,359
                 Series 2002, 5.000%, 4/01/17 - AMBAC Insured

        4,250   Lakeland, Florida, Energy System Revenue Refunding Bonds,               No Opt. Call         AAA          4,568,623
                 Series 1999C, 6.050%, 10/01/11 - FGIC Insured

        5,000   Orlando Utilities Commission, Florida, Water and Electric               No Opt. Call         Aa1          5,294,500
                 Revenue Refunding Bonds, Series 1992, 6.000%, 10/01/10

------------------------------------------------------------------------------------------------------------------------------------
       14,630   Total Utilities                                                                                          14,995,595
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 13.4% (8.3% OF TOTAL INVESTMENTS)

        3,010   Cocoa, Florida, Water and Sewerage System Revenue Refunding             No Opt. Call          AA          2,878,252
                 Bonds, Series 2003, 5.500%, 10/01/23 - AMBAC Insured

        1,000   Jacksonville, Florida, Water and Sewer Revenue Bonds,                 2/09 at 100.00          AA            941,590
                 United Water Florida Project, Series 1995, 6.350%, 8/01/25 -
                 AMBAC Insured (Alternative Minimum Tax)

        1,525   Lee County, Florida, Water and Sewer Revenue Refunding Bonds,        10/13 at 100.00          A2          1,520,867
                 Series 2003A, 5.000%, 10/01/20 - MBIA Insured

        3,300   Miami-Dade County, Florida, Water and Sewer System Revenue           10/09 at 101.00          A+          3,057,648
                 Bonds, Series 1999A, 5.000%, 10/01/29 - FGIC Insured

        3,270   Palm Beach County, Florida, Water and Sewer Revenue Bonds,           10/16 at 100.00         Aaa          2,500,471
                 Series 2006A, Trust 2622, 9.486%,10/01/36 (IF)

        5,000   Palm Beach County, Florida, Water and Sewer Revenue Bonds,           10/16 at 100.00         AAA          4,621,200
                 Series 2006A, 5.000%, 10/01/31

        2,060   Polk County, Florida, Utility System Revenue Bonds,                  10/13 at 100.00          A2          2,018,100
                 Series 2003, 5.250%, 10/01/22 - FGIC Insured

        2,780   Riviera Beach, Palm Beach County, Florida, Water and Sewerage        10/14 at 100.00         N/R          2,518,541
                 Revenue Bonds, Series 2004, 5.000%, 10/01/24 - FGIC Insured


                                       19


NQF

Nuveen Florida Investment Quality Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,275   Sarasota County, Florida, Utility System Revenue Bonds,              10/15 at 100.00          AA      $   2,109,380
                 Series 2005A, 5.000%, 10/01/27 - FGIC Insured

        1,680   Seminole County, Florida, Water and Sewer Revenue Refunding             No Opt. Call          AA          1,794,694
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19 -
                 MBIA Insured

                Winter Springs, Florida, Water and Sewer Revenue Refunding
                Bonds, Series 2001:
          700    5.250%, 4/01/16 - MBIA Insured                                       4/11 at 101.00          AA            710,052
        1,585    5.000%, 4/01/20 - MBIA Insured                                       4/11 at 101.00          AA          1,545,914
------------------------------------------------------------------------------------------------------------------------------------
       28,185   Total Water and Sewer                                                                                    26,216,709
------------------------------------------------------------------------------------------------------------------------------------
$     344,195   Total Investments (cost $343,875,448) - 162.6%                                                          317,867,107
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.9%                                                                      9,624,499
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (67.5)% (5)                                                   (132,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 195,491,606
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 41.5%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NUF

Nuveen Florida Quality Income Municipal Fund
Portfolio of INVESTMENTS
                                                    October 31, 2008 (Unaudited)

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 13.7% (8.3% OF TOTAL INVESTMENTS)

                Broward County Educational Facilities Authority, Florida, Revenue
                Bonds, Nova Southeastern University, Series 2004B:
$       1,000    5.500%, 4/01/24                                                      4/14 at 100.00         BBB        $   839,890
          500    5.625%, 4/01/34                                                      4/14 at 100.00         BBB            393,265

        2,000   Florida Board of Education, Lottery Revenue Bonds, Series 2001B,      7/11 at 101.00         AAA          1,989,380
                 5.000%, 7/01/20 - FGIC Insured

       14,985   Florida State Board of Education, State University System Revenue     7/15 at 101.00          AA         13,705,431
                 Bonds, Series 2006A, 5.000%, 7/01/30 - FGIC Insured

        2,580   Florida State Education System, Housing Facility Revenue                No Opt. Call          AA          2,633,380
                 Bonds, Florida International University, Series 2004A,
                 5.000%, 7/01/14 - MBIA Insured

        2,345   FSU Financial Assistance Inc., Florida, General Revenue Bonds,       10/14 at 100.00          AA          2,417,507
                 Educational and Athletic Facilities Improvements, Series 2004,
                 5.000%, 10/01/16 - AMBAC Insured

        2,275   University of Central Florida, Certificates of Participation,        10/14 at 100.00          AA          2,025,273
                 Athletic Association, Series 2004A, 5.125%, 10/01/21 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       25,685   Total Education and Civic Organizations                                                                  24,004,126
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 12.1% (7.3% OF TOTAL INVESTMENTS)

        1,000   Brevard County Health Facilities Authority, Florida, Revenue Bonds,   4/16 at 100.00          A2            668,860
                 Health First Inc. Project, Series 2005, 5.000%, 4/01/34

        1,500   Citrus County Hospital Board, Florida, Revenue Refunding Bonds,       8/13 at 100.00        Baa3          1,331,955
                 Citrus Memorial Hospital, Series 2002, 6.375%, 8/15/32

                Halifax Hospital Medical Center, Florida, Revenue Bonds,
                Series 2006:
        1,000    5.250%, 6/01/26                                                      6/16 at 100.00        BBB+            795,360
        3,240    5.000%, 6/01/38                                                      6/16 at 100.00        BBB+          2,216,873
        2,310    5.500%, 6/01/38 - FSA Insured                                        6/18 at 100.00         AAA          2,027,141

        1,000   Highlands County Health Facilities Authority, Florida, Hospital      11/15 at 100.00          A+            767,180
                 Revenue Bonds, Adventist Health System, Series 2005C,
                 5.000%, 11/15/31

                Hillsborough County Industrial Development Authority, Florida,
                Hospital Revenue Bonds, Tampa General Hospital, Series 2003B:
          500    5.250%, 10/01/28                                                    10/13 at 100.00          A3            382,040
        1,590    5.250%, 10/01/34                                                    10/13 at 100.00          A3          1,140,269

        1,180   Hillsborough County Industrial Development Authority, Florida,       10/16 at 100.00          A3            829,387
                 Hospital Revenue Bonds, Tampa General Hospital, Series 2006,
                 5.250%, 10/01/41

        2,000   Hillsborough County Industrial Development Authority, Florida,       10/13 at 100.00          A3          1,599,980
                 Hospital Revenue Refunding Bonds, Tampa General Hospital,
                 Series 2003A, 5.250%, 10/01/24

        3,000   Lakeland, Florida, Hospital System Revenue Bonds, Lakeland           11/16 at 100.00          A2          2,146,980
                 Regional Medical Center, Series 2006, 5.000%, 11/15/32

        1,500   Lee Memorial Health System, Florida, Hospital Revenue Bonds,          4/17 at 100.00          AA          1,249,695
                 Series 2007A, 5.000%, 4/01/32 - MBIA Insured

        3,430   Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg           No Opt. Call        BBB+          3,352,379
                 Regional Medical Center Project, Series 2003, 5.000%, 7/01/12

        3,750   Marion County Hospital District, Florida, Revenue Bonds, Munroe      10/17 at 100.00          A2          2,652,488
                 Regional Medical Center, Series 2007, 5.000%, 10/01/34

------------------------------------------------------------------------------------------------------------------------------------
       27,000   Total Health Care                                                                                        21,160,587
------------------------------------------------------------------------------------------------------------------------------------


                                       21


NUF

Nuveen Florida Quality Income Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.2% (5.0% OF TOTAL INVESTMENTS)

                Broward County Housing Finance Authority, Florida, GNMA
                Collateralized Multifamily Housing Revenue Refunding Bonds,
                Tamarac Pointe Apartments, Series 1996:
$       1,500    6.250%, 7/01/26                                                      1/09 at 100.00         AAA        $ 1,500,045
        1,000    6.300%, 1/01/32                                                      1/09 at 100.00         AAA            999,880

        1,000   Florida Housing Finance Agency, Housing Revenue Bonds,                4/09 at 100.00          AA            938,040
                 Holly Cove Apartments, Series 1995F, 6.150%, 10/01/25 -
                 AMBAC Insured (Alternative Minimum Tax)

        5,790   Florida Housing Finance Corporation, FNMA Revenue Bonds,             10/10 at 102.00         Aaa          5,095,316
                 Villa de Mallorca Apartments, Series 2000H-1, 6.000%, 7/01/33
                 (Alternative Minimum Tax)

        3,170   Florida Housing Finance Corporation, Housing Revenue Refunding       12/08 at 102.00          AA          2,696,148
                 Bonds, Hunters Ridge at Deerwood Apartments, Series 1998-0,
                 5.300%, 12/01/28

        3,630   Miami-Dade County Housing Finance Authority, Florida, Multifamily     1/11 at 102.00         AAA          3,229,865
                 Housing Revenue Bonds, Sunset Bay Apartments, Series 2000-5A,
                 5.950%, 7/01/30 - FSA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       16,090   Total Housing/Multifamily                                                                                14,459,294
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 2.7% (1.6% OF TOTAL INVESTMENTS)

          370   Broward County Housing Finance Authority, Florida, Single              4/10 at 25.36         Aaa             60,155
                 Family Mortgage Revenue Bonds, Series 2001C,
                 0.000%, 4/01/33 (Alternative Minimum Tax)

          260   Broward County Housing Finance Authority, Florida, Single Family       4/09 at 25.51         Aaa             64,956
                 Mortgage Revenue Refunding Bonds, Series 2000B,
                 0.000%, 4/01/29 (Alternative Minimum Tax)

          185   Florida Housing Finance Agency, GNMA Collateralized Home                No Opt. Call         AAA            196,797
                 Ownership Revenue Refunding Bonds, Series 1987G-1,
                 8.595%, 11/01/17

          930   Florida Housing Finance Corporation, Homeowner Mortgage               1/16 at 100.00         AA+            659,407
                 Revenue Bonds, Series 2006-6, 4.625%, 7/01/31
                 (Alternative Minimum Tax)

        5,000   Florida Housing Finance Corporation, Homeowner Mortgage               1/17 at 100.00         AA+          3,784,750
                 Revenue Bonds, Series 2007-3, 5.150%, 7/01/38
                 (Alternative Minimum Tax)

           30   Miami-Dade County Housing Authority, Florida, Home Owner              4/09 at 100.75         Aaa             29,596
                 Mortgage Revenue Bonds, Series 1999A-1,
                 5.550%, 10/01/19 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        6,775   Total Housing/Single Family                                                                               4,795,661
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 4.6% (2.8% OF TOTAL INVESTMENTS)

        7,285   Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding     10/09 at 101.00         N/R          5,966,196
                 Bonds, Fleet Landing Project, Series 1999, 5.750%, 10/01/18 -
                 ACA Insured

                St. John's County Industrial Development Authority, Florida,
                First Mortgage Revenue Bonds, Presbyterian Retirement
                Communities, Series 2004A:
        1,125    5.850%, 8/01/24                                                      8/14 at 101.00         N/R            948,364
        1,570    5.625%, 8/01/34                                                      8/14 at 101.00         N/R          1,172,303

------------------------------------------------------------------------------------------------------------------------------------
        9,980   Total Long-Term Care                                                                                      8,086,863
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.8% (1.1% OF TOTAL INVESTMENTS)

        4,600   Hillsborough County Industrial Development Authority, Florida,        4/10 at 101.00         N/R          3,086,830
                 Exempt Facilities Remarketed Revenue Bonds, National Gypsum
                 Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 9.8% (6.0% OF TOTAL INVESTMENTS)

       13,925   Florida State Board of Education, Full Faith and Credit Public        6/12 at 101.00         AAA         14,003,673
                 Education Capital Outlay Bonds, Series 2002B, 5.000%, 6/01/20 -
                 MBIA Insured

        3,240   Reedy Creek Improvement District, Orange and Osceola                  4/14 at 100.00          AA          3,192,793
                 Counties, Florida, General Obligation Bonds, Series 2004A,
                 5.000%, 6/01/22 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       17,165   Total Tax Obligation/General                                                                             17,196,466
------------------------------------------------------------------------------------------------------------------------------------


                                       22

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 51.8% (31.5% OF TOTAL INVESTMENTS)

$       1,000   Alachua County School Board, Florida, Certificates of Participation,  7/11 at 101.00         Aa3        $   978,820
                 Series 2001, 5.000%, 7/01/21 - AMBAC Insured

        1,055   Bay County School Board, Florida, Certificates of Participation,      7/14 at 100.00         Aa3            960,715
                 Series 2004, 5.000%, 7/01/24 - AMBAC Insured

        3,870   Broward County School Board, Florida, Certificates of Participation,  7/14 at 100.00         AAA          3,829,829
                 Series 2004C, 5.250%, 7/01/20 - FSA Insured

        1,500   Collier County, Florida, Capital Improvement Revenue Bonds,          10/14 at 100.00          AA          1,452,435
                 Series 2005, 5.000%, 10/01/23 - MBIA Insured

        1,290   Escambia County, Florida, Tourist Development Revenue Refunding      10/12 at 100.00          AA          1,298,604
                 Bonds, Series 2002, 5.000%, 10/01/18 - MBIA Insured

        4,000   Flagler County, Florida, Capital Improvement Revenue Bonds,          10/15 at 100.00          AA          3,528,920
                 Series 2005, 5.000%, 10/01/30 - MBIA Insured

        8,425   Florida Department of Environmental Protection, Florida Forever       7/13 at 101.00          AA          8,436,795
                 Revenue Bonds, Series 2003C, 5.000%, 7/01/19 -
                 AMBAC Insured

                Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
        1,040    0.000%, 11/01/25 - MBIA Insured                                        No Opt. Call          AA            357,562
        1,590    0.000%, 11/01/26 - MBIA Insured                                        No Opt. Call          AA            508,037

        3,000   Florida State Department of Management Services, Certificates         8/15 at 101.00         AA+          2,917,410
                 of Participation, Series 2006A, 5.000%, 8/01/23 - MBIA Insured

        1,430   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue         10/11 at 100.00          AA          1,384,655
                 Bonds, Series 2001, 5.000%, 10/01/23 - AMBAC Insured

        2,090   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue         10/13 at 100.00          AA          2,036,747
                 Bonds, Series 2003, 5.000%, 10/01/22 - MBIA Insured

        3,145   Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds,         10/13 at 100.00          AA          2,869,309
                 Series 2003C, 5.250%, 10/01/18 - MBIA Insured
                 (Alternative Minimum Tax)

        2,230   Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding      10/12 at 100.00          A+          2,167,895
                 and Improvement Bonds, Series 2002, 5.000%, 10/01/21 -
                 FGIC Insured

        2,750   Jacksonville, Florida, Local Government Sales Tax Revenue            10/12 at 100.00         AA+          2,792,488
                 Refunding and Improvement Bonds, Series 2002,
                 5.375%, 10/01/17 - FGIC Insured

        1,000   Jacksonville, Florida, Local Government Sales Tax Revenue               No Opt. Call         AA+          1,069,060
                 Refunding Bonds, Series 2001, 5.500%, 10/01/14 - FGIC Insured

                Lake County School Board, Florida, Certificates of Participation,
                Series 2004A:
        1,190    5.000%, 7/01/20 - AMBAC Insured                                      7/14 at 100.00          AA          1,142,138
        1,340    5.000%, 7/01/22 - AMBAC Insured                                      7/14 at 100.00          AA          1,260,163
        1,470    5.000%, 7/01/24 - AMBAC Insured                                      7/14 at 100.00          AA          1,358,456

        5,130   Manatee County School District, Florida, Sales Tax Revenue           10/13 at 100.00          AA          5,193,304
                 Bonds, Series 2003, 5.000%, 10/01/17 - AMBAC Insured

                Miami-Dade County, Florida, Beacon Tradeport Community
                Development District, Special Assessment Bonds, Commercial
                Project, Series 2002A:
        1,975    5.500%, 5/01/22 - RAAI Insured                                       5/12 at 102.00        BBB+          1,805,901
          850    5.625%, 5/01/32 - RAAI Insured                                       5/12 at 102.00        BBB+            730,983

        5,000   Miami-Dade County, Florida, Transit System Sales Surtax Revenue       7/18 at 100.00         AAA          4,404,750
                 Bonds, Series 2008, 5.000%, 7/01/35 - FSA Insured

        1,200   North Dade Community Development District, Florida, Special           5/17 at 100.00         N/R            846,900
                 Assessment Bonds, Series 2007A, 5.350%, 5/01/38

        2,475   Northern Palm Beach County Improvement District, Florida,             8/10 at 102.00        BBB+          2,418,446
                 Revenue Bonds, Water Control and Improvement Development
                 Unit 19, Series 2000, 6.100%, 8/01/21 - RAAI Insured

        2,000   Opa-Locka, Florida, Capital Improvement Revenue Bonds,                1/09 at 100.00          AA          1,999,980
                 Series 1994, 6.125%, 1/01/24 - FGIC Insured


                                       23

NUF

Nuveen Florida Quality Income Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,440   Orange County School Board, Florida, Certificates of Participation,   8/14 at 100.00         Aa3        $ 2,294,015
                 Series 2004A, 5.000%, 8/01/22 - AMBAC Insured

                Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A:
        1,665    5.125%, 1/01/20 - FGIC Insured                                       1/13 at 100.00          AA          1,644,687
        3,400    5.125%, 1/01/23 - FGIC Insured                                       1/13 at 100.00          AA          3,278,654

        2,040   Palm Beach County School Board, Florida, Certificates of              8/12 at 100.00         AAA          2,043,958
                 Participation, Series 2002D, 5.250%, 8/01/21 - FSA Insured

        1,500   Palm Beach County School Board, Florida, Certificates of              8/14 at 100.00          AA          1,404,795
                 Participation, Series 2004A, 5.000%, 8/01/22 - FGIC Insured

        1,000   Port Saint Lucie. Florida, Special Assessment Revenue Bonds,          7/17 at 100.00          AA            840,440
                 Southwest Annexation District 1B, Series 2007,
                 5.000%, 7/01/33 - MBIA Insured

        1,350   Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003,        9/13 at 100.00          AA          1,317,452
                 5.000%, 9/01/21 - MBIA Insured

          820   Rivercrest Community Development District, Florida, Special           5/18 at 100.00          A-            685,241
                 Assessment Bonds, Series 2007, 5.000%, 5/01/30 - RAAI Insured

        2,000   School Board of Duval County, Florida, Certificates of Participation, 7/17 at 100.00         Aaa          1,755,700
                 Master Lease Program, Series 2008, 5.000%, 7/01/33 -
                 FSA Insured

        5,000   Sumter County, Florida, Capital Improvement Revenue Bonds,            6/16 at 100.00          AA          4,471,450
                 Series 2006, 5.000%, 6/01/36 - AMBAC Insured

       11,815   Volusia County School Board, Florida, Sales Tax Revenue Bonds,       10/12 at 100.00         AAA         12,388,500
                 Series 2002, 5.375%, 10/01/14 - FSA Insured

        1,000   Volusia County, Florida, Tax Revenue Bonds, Tourist Development,     12/14 at 100.00         Aaa            950,100
                 Series 2004, 5.000%, 12/01/24 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       96,075   Total Tax Obligation/Limited                                                                             90,825,294
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 21.5% (13.1% OF TOTAL INVESTMENTS)

        2,225   Broward County, Florida, Airport System Revenue Bonds,               10/11 at 101.00          AA          1,934,971
                 Series 2001-J1, 5.250%, 10/01/21 - AMBAC Insured
                 (Alternative Minimum Tax)

        4,000   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/12 at 100.00         AAA          3,459,320
                 Revenue Bonds, Series 2002B, 5.125%, 10/01/21 -
                 FSA Insured (Alternative Minimum Tax)

        2,500   Lee County, Florida, Airport Revenue Bonds, Series 2006,             10/15 at 100.00         AAA          2,250,150
                 5.000%, 10/01/33 - FSA Insured

        1,000   Lee County, Florida, Transportation Facilities Revenue Bonds,           No Opt. Call          AA          1,029,610
                 Series 2004B, 5.000%, 10/01/14 - AMBAC Insured

                Miami-Dade County Expressway Authority, Florida, Toll System
                Revenue Bonds, Series 2004B:
        3,955    5.250%, 7/01/17 - FGIC Insured                                       7/14 at 100.00          AA          4,080,492
        2,000    5.250%, 7/01/18 - FGIC Insured                                       7/14 at 100.00          AA          2,023,180
        2,000    5.000%, 7/01/23 -FGIC Insured                                        7/14 at 100.00          AA          1,858,180

        4,500   Miami-Dade County Expressway Authority, Florida, Toll System          7/16 at 100.00          AA          3,811,680
                 Revenue Bonds, Series 2006, 5.000%, 7/01/37 - AMBAC Insured

        2,000   Miami-Dade County Expressway Authority, Florida, Toll System          7/11 at 101.00          A3          1,916,520
                 Revenue Refunding Bonds, Series 2001, 5.000%, 7/01/21 -
                 FGIC Insured

        7,500   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami             4/09 at 101.00          AA          6,054,900
                 International Airport, Series 1998A, 5.000%, 10/01/24 -
                 FGIC Insured (Alternative Minimum Tax)

        4,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami             4/09 at 101.00          AA          3,282,520
                 International Airport, Series 1998C, 5.000%, 10/01/23 -
                 MBIA Insured (Alternative Minimum Tax)

        1,320   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami            10/15 at 100.00          A2            945,358
                 International Airport, Series 2005A, 5.000%, 10/01/38 -
                 CIFG Insured (Alternative Minimum Tax)

        5,000   Tampa-Hillsborough County Expressway Authority, Florida,              7/15 at 101.00          AA          5,072,800
                 Revenue Bonds, Series 2005, 5.000%, 7/01/16 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       42,000   Total Transportation                                                                                     37,719,681
------------------------------------------------------------------------------------------------------------------------------------


                                       24

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 16.4% (10.0% OF TOTAL INVESTMENTS) (4)

$       1,500   Bradford County Health Facility Authority, Florida, Revenue             No Opt. Call         AAA        $ 1,653,015
                 Refunding Bonds, Santa Fe Healthcare Inc., Series 1993,
                 6.050%, 11/15/16 (ETM)

          750   Gainesville, Florida, Utilities System Revenue Bonds,                10/13 at 100.00      AA (4)            817,808
                 Series 2003A, 5.250%, 10/01/21 (Pre-refunded 10/01/13)

        2,600   Highlands County Health Facilities Authority, Florida, Hospital      11/11 at 101.00      A1 (4)          2,849,054
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2001A, 6.000%, 11/15/31 (Pre-refunded 11/15/11)

                North Broward Hospital District, Florida, Revenue and Improvement
                Bonds, Series 2001:
        8,175    6.000%, 1/15/31 (Pre-refunded 1/15/11)                               1/11 at 101.00       A (4)          8,796,791
          825    6.000%, 1/15/31 (Pre-refunded 1/15/11)                               1/11 at 101.00       A (4)            887,750

        5,000   Orange County Health Facilities Authority, Florida, Hospital         11/12 at 101.00      A2 (4)          5,414,550
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated Group,
                 Series 2002, 5.250%, 11/15/18 (Pre-refunded 11/15/12)

        3,000   Orange County Health Facilities Authority, Florida, Hospital         12/12 at 100.00         AAA          3,281,190
                 Revenue Bonds, Orlando Regional Healthcare System,
                 Series 2002, 5.750%, 12/01/32 (Pre-refunded 12/01/12) -
                 Insured

        4,625   South Broward Hospital District, Florida, Hospital Revenue Bonds,     5/12 at 101.00     AA- (4)          5,030,936
                 Series 2002, 5.625%, 5/01/32 (Pre-refunded 5/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       26,475   Total U.S. Guaranteed                                                                                    28,731,094
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 10.1% (6.1% OF TOTAL INVESTMENTS)

        4,800   Hillsborough County Industrial Development Authority, Florida,       10/12 at 100.00        Baa2          4,511,904
                 Pollution Control Revenue Bonds, Tampa Electric Company
                 Project, Series 2002, 5.100%, 10/01/13

        9,440   JEA St. John's River Power Park System, Florida, Revenue             10/11 at 100.00         Aa2          9,692,426
                 Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/15

        1,220   Orlando Utilities Commission, Florida, Water and Electric Revenue    10/11 at 101.00         Aa1          1,263,408
                 Refunding Bonds, Series 2001, 5.250%, 10/01/17

          445   Orlando Utilities Commission, Florida, Water and Electric            10/12 at 100.00         Aa1            460,833
                 Revenue Refunding Bonds, Series 2002C, 5.250%, 10/01/17

          650   Reedy Creek Improvement District, Florida, Utility Revenue Bonds,    10/15 at 100.00          AA            595,049
                 Series 2005-1, 5.000%, 10/01/25 - AMBAC Insured

        1,170   Tallahassee, Florida, Consolidated Utility System Revenue Bonds,     10/15 at 100.00          AA          1,132,326
                 Series 2005, 5.000%, 10/01/25 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       17,725   Total Utilities                                                                                          17,655,946
------------------------------------------------------------------------------------------------------------------------------------


                                       25

NUF

Nuveen Florida Quality Income Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.9% (7.2% OF TOTAL INVESTMENTS)

$       1,500   Hollywood, Florida, Water and Sewer Revenue Refunding and            10/13 at 100.00         Aaa      $  1,481,400
                 Improvement Bonds, Series 2003, 5.000%, 10/01/20 - FSA Insured

                JEA, Florida, Water and Sewerage System Revenue Bonds,
                Series 2004A:
        3,235    5.000%, 10/01/18 - FGIC Insured                                     10/13 at 100.00          AA          3,274,208
        5,090    5.000%, 10/01/19 - FGIC Insured                                     10/13 at 100.00          AA          5,120,642
        3,000    5.000%, 10/01/23 - FGIC Insured                                     10/13 at 100.00          AA          2,904,870

        1,065   Lee County Industrial Development Authority, Florida, Utilities      11/12 at 100.00          AA            934,122
                 Revenue Bonds, Bonita Springs Utilities Inc. Project, Series 2002,
                 5.000%, 11/01/19 - MBIA Insured (Alternative Minimum Tax)

        3,275   Palm Beach County, Florida, Water and Sewer Revenue Bonds,           10/16 at 100.00         Aaa          2,504,294
                 Series 2006A, Trust 2622, 9.486%,10/01/36 (IF)

        5,000   Palm Beach County, Florida, Water and Sewer Revenue Bonds,           10/16 at 100.00         AAA          4,621,200
                 Series 2006A, 5.000%, 10/01/31

------------------------------------------------------------------------------------------------------------------------------------
       22,165   Total Water and Sewer                                                                                    20,840,736
------------------------------------------------------------------------------------------------------------------------------------
$     311,735   Total Investments (cost $311,873,702) - 164.6%                                                          288,562,578
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                      3,732,249
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (66.7)% (5)                                                   (117,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 175,294,827
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 40.5%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NFL

Nuveen Insured Florida Premium Income Municipal Fund
Portfolio of INVESTMENTS
                                                    October 31, 2008 (Unaudited)

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.6% (2.9% OF TOTAL INVESTMENTS)

$      10,255   Tampa, Florida, Revenue Bonds, University of Tampa, Series 2006,      4/16 at 100.00         N/R        $ 8,458,427
                 5.000%, 4/01/35 - CIFG Insured
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 3.9% (2.5% OF TOTAL INVESTMENTS)

        2,000   Brevard County Health Facilities Authority, Florida, Hospital         4/09 at 100.00          AA          2,000,300
                 Revenue Bonds, Holmes Regional Medical Center Project,
                 Series 1996, 5.625%, 10/01/14 - MBIA Insured

        1,915   Halifax Hospital Medical Center, Florida, Revenue Bonds,              6/18 at 100.00         AAA          1,680,508
                 Series 2006, 5.500%, 6/01/38 - FSA Insured

        2,500   Hillsborough County Industrial Development Authority, Florida,          No Opt. Call          AA          2,764,450
                 Industrial Development Revenue Bonds, University Community
                 Hospital, Series 1994, 6.500%, 8/15/19 - MBIA Insured

        1,000   Lee Memorial Health System, Florida, Hospital Revenue Bonds,          4/17 at 100.00          AA            833,130
                 Series 2007A, 5.000%, 4/01/32 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,415   Total Health Care                                                                                         7,278,388
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 10.7% (6.8% OF TOTAL INVESTMENTS)

          975   Broward County Housing Finance Authority, Florida, GNMA              12/08 at 101.00         Aaa            893,217
                 Collateralized Multifamily Housing Revenue Refunding Bonds,
                 Pompano Oaks Apartments, Series 1997, 6.000%, 12/01/27
                 (Alternative Minimum Tax)

                Collier County Housing Finance Authority, Florida, Multifamily
                Housing Revenue Bonds, Saxon Manor Isles Project, Series 1998B:
        1,260    5.350%, 9/01/18 - FSA Insured (Alternative Minimum Tax)              3/09 at 100.00         AAA          1,191,393
        1,000    5.400%, 9/01/23 - FSA Insured (Alternative Minimum Tax)              3/09 at 100.00         AAA            887,050

                Collier County Housing Finance Authority, Florida, Multifamily
                Housing Revenue Refunding Bonds, Saxon Manor Isles Project,
                Series 1998A, Subseries 1:
        1,040    5.350%, 9/01/18 - FSA Insured (Alternative Minimum Tax)              3/09 at 100.00         AAA            983,372
        1,400    5.400%, 9/01/23 - FSA Insured (Alternative Minimum Tax)              3/09 at 100.00         AAA          1,241,870

                Dade County Housing Finance Authority, Florida, Multifamily
                Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series
                1997A:
        1,230    5.650%, 9/01/17 - FSA Insured (Alternative Minimum Tax)              3/09 at 100.00         AAA          1,206,716
        1,890    5.750%, 9/01/29 - FSA Insured (Alternative Minimum Tax) (4)          3/09 at 100.00         AAA          1,653,334

        1,395   Florida Housing Finance Agency, Housing Revenue Bonds,                4/09 at 100.00          AA          1,243,154
                 Riverfront Apartments, Series 1997A, 6.250%, 4/01/37 -
                 AMBAC Insured (Alternative Minimum Tax)

          950   Florida Housing Finance Agency, Housing Revenue Bonds,               11/08 at 100.00          AA            949,972
                 Turtle Creek Apartments, Series 1996C-1, 6.100%, 5/01/16 -
                 AMBAC Insured (Alternative Minimum Tax)

        2,040   Florida Housing Finance Corporation, GNMA Collateralized             12/10 at 102.00         Aaa          1,907,318
                 Housing Revenue Bonds, Cobblestone Apartments,
                 Series 2000K-1, 6.000%, 12/01/33 (Alternative Minimum Tax)

        2,475   Florida Housing Finance Corporation, GNMA Collateralized              9/10 at 102.00         AAA          2,135,059
                 Housing Revenue Bonds, Raintree Apartments, Series 2000J-1,
                 5.950%, 3/01/35 (Alternative Minimum Tax)

        3,290   Jacksonville, Florida, GNMA Collateralized Housing Revenue            3/09 at 100.00         AAA          3,330,105
                 Refunding Bonds, Windermere Manor Apartments, Series 1993A,
                 5.875%, 3/20/28
        1,425   Miami-Dade County Housing Finance Authority, Florida, Multifamily     6/11 at 100.00         AAA          1,269,347
                 Mortgage Revenue Bonds, Country Club Villas II Project,
                 Series 2001-1A, 5.750%, 7/01/27 - FSA Insured (Alternative
                 Minimum Tax)


                                       27


NFL

Nuveen Insured Florida Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       1,065   Palm Beach County Housing Finance Authority, Florida, Multifamily     7/12 at 100.00         AAA        $   930,299
                 Housing Revenue Bonds, Westlake Apartments Phase II,
                 Series 2002, 5.150%, 7/01/22 - FSA Insured (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       21,435   Total Housing/Multifamily                                                                                19,822,206
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.7% (0.4% OF TOTAL INVESTMENTS)

           30   Broward County Housing Finance Authority, Florida, Single Family      4/09 at 101.00        BBB+             24,102
                 Mortgage Revenue Refunding Bonds, Series 1999B,
                 5.250%, 4/01/31 - MBIA Insured (Alternative Minimum Tax)

          670   Escambia County Housing Finance Authority, Florida,                   4/09 at 101.00         Aaa            530,138
                 Multi-County Single Family Mortgage Revenue Bonds,
                 Series 1999, 5.200%, 4/01/32 - MBIA Insured
                 (Alternative Minimum Tax)

        3,495   Florida Housing Finance Corporation, Homeowner Mortgage                1/10 at 24.65         Aaa            808,079
                 Revenue Bonds, Series 2000-4 , 0.000%, 7/01/30 - FSA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,195   Total Housing/Single Family                                                                               1,362,319
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 2.2% (1.4% OF TOTAL INVESTMENTS)

          940   Florida State Board of Education, Full Faith and Credit,              6/11 at 101.00         AAA            891,299
                 Public Education Capital Outlay Bonds, Series 2001C,
                 5.125%, 6/01/29 - FGIC Insured

        1,895   Reedy Creek Improvement District, Orange and Osceola Counties,        6/15 at 100.00          AA          1,788,766
                 Florida, General Obligation Bonds, Series 2005B, 5.000%, 6/01/25 -
                 AMBAC Insured

        1,390   Venice, Florida, General Obligation Bonds, Series 2004,               2/14 at 100.00          AA          1,322,891
                 5.000%, 2/01/24 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,225   Total Tax Obligation/General                                                                              4,002,956
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 65.7% (42.0% OF TOTAL INVESTMENTS)

        3,820   Broward County School Board, Florida, Certificates of Participation,  7/13 at 100.00          AA          3,790,471
                 Series 2003, 5.250%, 7/01/19 - MBIA Insured

        1,500   Collier County, Florida, Capital Improvement Revenue Bonds,          10/14 at 100.00          AA          1,452,435
                 Series 2005, 5.000%, 10/01/23 - MBIA Insured

        3,000   Collier County, Florida, Gas Tax Revenue Bonds, Series 2005,          6/15 at 100.00          AA          2,822,070
                 5.000%, 6/01/22 - AMBAC Insured

        1,555   DeSoto County, Florida, Capital Improvement Revenue Bonds,            4/12 at 101.00          AA          1,549,480
                 Series 2002, 5.250%, 10/01/20 - MBIA Insured

                Destin, Florida, Capital Improvement Revenue Bonds, Series 2002:
        1,000    5.000%, 8/01/27 - MBIA Insured                                       8/12 at 101.00          A2            995,350
        1,000    5.125%, 8/01/31 - MBIA Insured                                       8/12 at 101.00          A2            929,520

        2,500   Escambia County School Board, Florida, Certificates of                2/15 at 100.00          AA          2,323,175
                 Participation, Series 2004, 5.000%, 2/01/22 - MBIA Insured

        2,500   Flagler County School Board, Florida, Certificates of Participation,  8/15 at 100.00         AAA          2,237,350
                 Master Lease Revenue Program, Series 2005A,
                 5.000%, 8/01/30 - FSA Insured

        1,200   Flagler County, Florida, Capital Improvement Revenue Bonds,          10/15 at 100.00          AA          1,058,676
                 Series 2005, 5.000%, 10/01/30 - MBIA Insured

        1,435   Florida Department of Environmental Protection, Florida Forever       7/13 at 101.00          AA          1,444,758
                 Revenue Bonds, Series 2003A, 5.000%, 7/01/19 - FGIC Insured

                Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
        3,365    5.375%, 11/01/25 - MBIA Insured                                     11/10 at 101.00          AA          3,190,828
        3,345    5.375%, 11/01/30 - MBIA Insured                                     11/10 at 101.00          AA          3,076,162

        1,000   Florida Municipal Loan Council, Revenue Bonds, Series 2001A,         11/11 at 101.00          AA          1,000,820
                 5.250%, 11/01/18 - MBIA Insured

        2,230   Florida Ports Financing Commission, Revenue Bonds, State             10/09 at 101.00         AA+          1,934,391
                 Transportation Trust Fund - Intermodal Program, Series 1999,
                 5.500%, 10/01/23 - FGIC Insured (Alternative Minimum Tax)

        5,200   Gulf Breeze, Florida, Local Government Loan Program,                 12/11 at 101.00         N/R          5,264,896
                 Remarketed 6-1-2001, Series 1985E, 4.750%, 12/01/20
                 (Mandatory put 12/01/11) - FGIC Insured


                                       28

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,080   Gulf Breeze, Florida, Local Government Loan Program,                 12/08 at 100.00         N/R        $ 1,081,944
                 Remarketed 6-3-1996, Series 1985B, 5.900%, 12/01/15
                 (Mandatory put 12/01/10) - FGIC Insured

        1,020   Gulf Breeze, Florida, Local Government Loan Program,                 12/08 at 100.00         N/R          1,021,836
                 Remarketed 6-3-1996, Series 1985C, 5.900%, 12/01/15
                 (Mandatory put 12/01/08) - FGIC Insured

        1,500   Gulf Breeze, Florida, Local Government Loan Program,                 12/10 at 101.00        Baa3          1,509,825
                 Remarketed 7-3-2000, Series 1985E, 5.750%, 12/01/20
                 (Mandatory put 12/01/19) - FGIC Insured

        6,000   Hillsborough County School Board, Florida, Certificates of            7/13 at 100.00          AA          5,603,760
                 Participation, Series 2003, 5.000%, 7/01/29 - MBIA Insured

        2,000   Hillsborough County, Florida, Community Investment Tax Revenue       11/13 at 101.00         AA+          1,951,660
                 Bonds, Series 2004, 5.000%, 5/01/23 - AMBAC Insured

        1,000   Hillsborough County, Florida, Revenue Refunding Bonds,               10/15 at 100.00         AA+            952,760
                 Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 -
                 FGIC Insured

        2,595   Indian River County School Board, Florida, Certificates of            7/15 at 100.00          AA          2,440,390
                 Participation, Series 2005, 5.000%, 7/01/22 - MBIA Insured

        1,000   Indian Trace Development District, Florida, Water Management          5/15 at 102.00          A2            901,990
                 Special Benefit Assessment Bonds, Series 2005,
                 5.000%, 5/01/25 - MBIA Insured

        1,480   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue         10/13 at 100.00          AA          1,492,032
                 Bonds, Series 2003, 5.250%, 10/01/20 - MBIA Insured

        1,280   Lake County School Board, Florida, Certificates of Participation,     7/14 at 100.00          AA          1,214,234
                 Series 2004A, 5.000%, 7/01/21 - AMBAC Insured

                Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B:
        1,730    5.000%, 10/01/18 - AMBAC Insured                                    10/12 at 100.00          AA          1,702,597
        2,000    5.000%, 10/01/19 - AMBAC Insured                                    10/12 at 100.00          AA          1,980,040

        1,230   Lee County, Florida, Local Option Gas Tax Revenue Bonds,             10/14 at 100.00          A3          1,198,709
                 Series 2004, 5.000%, 10/01/20 - FGIC Insured

        2,000   Miami-Dade County School Board, Florida, Certificates of             11/16 at 100.00          AA          1,752,240
                 Participation, Series 2006B, 5.000%, 11/01/31 - AMBAC Insured

       18,000   Miami-Dade County, Florida, Subordinate Special Obligation             4/09 at 52.08          AA          8,149,320
                 Bonds, Series 1997A, 0.000%, 10/01/21 - MBIA Insured

        4,000   Miami-Dade County, Florida, Transit System Sales Surtax               7/18 at 100.00         AAA          3,523,800
                 Revenue Bonds, Series 2008, 5.000%, 7/01/35 - FSA Insured

        1,000   Orange County School Board, Florida, Certificates of Participation,   8/17 at 100.00          AA            879,040
                 Series 2007A, 5.000%, 8/01/27 - FGIC Insured

        3,180   Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B,        1/13 at 100.00          AA          3,181,526
                 5.125%, 1/01/19 - FGIC Insured

        2,500   Orange County, Florida, Tourist Development Tax Revenue Bonds,       10/16 at 100.00          A+          2,179,475
                 Series 2006, 5.000%, 10/01/31 - SYNCORA GTY Insured

                Osceola County, Florida, Transportation Revenue Bonds,
                Osceola Parkway, Series 2004:
        2,500    5.000%, 4/01/21 - MBIA Insured                                       4/14 at 100.00          A2          2,461,300
        5,500    5.000%, 4/01/23 - MBIA Insured                                       4/14 at 100.00          A2          5,134,965

        2,150   Palm Beach County School Board, Florida, Certificates of              8/14 at 100.00          AA          1,977,936
                 Participation, Series 2004A, 5.000%, 8/01/24 - FGIC Insured

        3,000   Palm Beach County School Board, Florida, Certificates of              8/17 at 100.00          AA          2,708,520
                 Participation, Series 2007E, 5.000%, 8/01/27 - MBIA Insured

        4,115   Palm Beach County, Florida, Administrative Complex Revenue              No Opt. Call          AA          4,174,462
                 Refunding Bonds, Series 1993, 5.250%, 6/01/11 - FGIC Insured

        4,000   Palm Beach County, Florida, Revenue Refunding Bonds, Criminal           No Opt. Call          AA          4,104,400
                 Justice Facilities, Series 1993, 5.375%, 6/01/10 - FGIC Insured


                                       29


NFL

Nuveen Insured Florida Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,300   Plantation, Florida, Non-Ad Valorem Revenue Refunding and             8/13 at 100.00         Aaa        $ 1,279,408
                 Improvement Bonds, Series 2003, 5.000%, 8/15/21 - FSA Insured

        1,000   Port Saint Lucie. Florida, Special Assessment Revenue Bonds,          7/17 at 100.00          AA            840,440
                 Southwest Annexation District 1B, Series 2007,
                 5.000%, 7/01/33 - MBIA Insured

        3,500   School Board of Duval County, Florida, Certificates of Participation, 7/17 at 100.00         Aaa          3,072,475
                 Master Lease Program, Series 2008, 5.000%, 7/01/33 -
                 FSA Insured

        4,260   St. Lucie County School Board, Florida, Certificates of               7/14 at 100.00        AAA          4,016,584
                 Participation, Master Lease Program, Series 2004A,
                 5.000%, 7/01/24 - FSA Insured

                St. Petersburg, Florida, Sales Tax Revenue Bonds, Professional
                Sports Facility, Series 2003:
        1,475    5.125%, 10/01/20 - FSA Insured                                      10/13 at 100.00         Aaa          1,480,974
        1,555    5.125%, 10/01/21 - FSA Insured                                      10/13 at 100.00         Aaa          1,548,391

        1,245   Tamarac, Florida, Sales Tax Revenue Bonds, Series 2002,               4/12 at 100.00          A+          1,209,405
                 5.000%, 4/01/22 - FGIC Insured

        4,275   Volusia County School Board, Florida, Certificates of Participation,  8/15 at 100.00         Aaa          4,021,322
                 Series 2005B, 5.000%, 8/01/24 - FSA Insured

        2,000   Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004,         10/14 at 100.00         AAA          1,968,160
                 5.000%, 10/01/21 - FSA Insured

        6,000   Volusia County, Florida, School Board Certificates of Participation,  8/17 at 100.00         Aa3          4,541,160
                 Series 2007, Trust 1035, 6.906%, 8/01/32 - FSA Insured (IF)

        1,785   Volusia County, Florida, Tax Revenue Bonds, Tourist Development,     12/14 at 100.00         Aaa          1,695,929
                 Series 2004, 5.000%, 12/01/24 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
      138,905   Total Tax Obligation/Limited                                                                             122,023,391
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 5.6% (3.5% OF TOTAL INVESTMENTS)

        2,150   Broward County, Florida, Airport System Revenue Bonds,               10/14 at 100.00          AA          1,991,889
                 Series 2004L, 5.000%, 10/01/23 - AMBAC Insured

        1,100   Dade County, Florida, Seaport Revenue Refunding Bonds,                4/09 at 100.00          AA          1,102,420
                 Series 1995, 5.750%, 10/01/15 - MBIA Insured

        2,000   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/13 at 100.00         AAA          2,040,940
                 Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 -
                 FSA Insured

        5,615   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami            10/12 at 100.00          A2          5,217,739
                 International Airport, Series 2002, 5.750%, 10/01/19 -
                 FGIC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       10,865   Total Transportation                                                                                     10,352,988
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 18.6% (11.9% OF TOTAL INVESTMENTS) (5)

        5,325   Escambia County Housing Finance Authority, Florida, Dormitory         6/09 at 101.00      AA (5)          5,505,518
                 Revenue Bonds, University of West Florida Foundation Inc.,
                 Series 1999, 5.750%, 6/01/31 (Pre-refunded 6/01/09) -
                 MBIA Insured

        3,945   Florida Governmental Utility Authority, Utility System Revenue       10/13 at 100.00      AA (5)          4,257,207
                 Bonds, Citrus Project, Series 2003, 5.000%, 10/01/23
                 (Pre-refunded 10/01/13) - AMBAC Insured

        4,750   Florida Housing Finance Corporation, Housing Revenue Bonds,          10/10 at 102.00         Aaa          5,137,458
                 Augustine Club Apartments, Series 2000D-1, 5.750%, 10/01/30
                 (Pre-refunded 10/01/10) - MBIA Insured

       10,000   Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2001,    9/11 at 34.97      AA (5)          3,184,900
                 0.000%, 9/01/29 (Pre-refunded 9/01/11) - MBIA Insured

        1,830   Port St. Lucie, Florida, Utility System Revenue Bonds,                9/13 at 100.00      AA (5)          1,973,124
                 Series 2003, 5.000%, 9/01/21 (Pre-refunded 9/01/13) -
                 MBIA Insured

        5,715   Seminole County, Florida, Water and Sewer Revenue Refunding             No Opt. Call         AAA          6,330,620
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19 -
                 MBIA Insured (ETM)

                St. Lucie County, Florida, Utility System Revenue Refunding
                Bonds, Series 1993:
        5,000    5.500%, 10/01/15 - FGIC Insured (ETM)                                  No Opt. Call     N/R (5)          5,377,800
        1,200    5.500%, 10/01/21 - FGIC Insured (ETM)                                  No Opt. Call     N/R (5)          1,260,624


                                       30

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (5) (continued)

$       1,500   Tampa, Florida, Healthcare System Revenue Bonds, Allegany            12/08 at 100.00      AA (5)        $ 1,520,595
                 Health System - St. Joseph's Hospital, Series 1993,
                 5.125%, 12/01/23 - MBIA Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       39,265   Total U.S. Guaranteed                                                                                    34,547,846
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 7.9% (5.0% OF TOTAL INVESTMENTS)

        3,000   Leesburg, Florida, Utility Revenue Bonds, Series 2007,               10/17 at 100.00          AA          2,539,740
                 5.000%, 10/01/37 - MBIA Insured

        8,000   Palm Beach County Solid Waste Authority, Florida, Revenue Bonds,        No Opt. Call          AA          6,187,360
                 Series 2002B, 0.000%, 10/01/14 - AMBAC Insured

        3,525   Palm Beach County Solid Waste Authority, Florida, Revenue               No Opt. Call          AA          3,651,054
                 Refunding Bonds, Series 1997A, 6.000%, 10/01/09 -
                 AMBAC Insured

        2,500   Tallahassee, Florida, Energy System Revenue Bonds, Series 2005,      10/15 at 100.00          AA          2,342,725
                 5.000%, 10/01/29 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       17,025   Total Utilities                                                                                          14,720,879
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 37.1% (23.6% OF TOTAL INVESTMENTS)

        1,250   Bay County, Florida, Water System Revenue Bonds, Series 2005,         9/15 at 100.00         Aa3          1,154,525
                 5.000%, 9/01/24 - AMBAC Insured

                Broward County, Florida, Water and Sewer Utility Revenue Bonds,
                Series 2003:
        5,000    5.000%, 10/01/21 - MBIA Insured                                     10/13 at 100.00          AA          4,920,400
        4,500    5.000%, 10/01/24 - MBIA Insured                                     10/13 at 100.00          AA          4,327,785

                Clay County, Florida, Utility System Revenue Bonds, Series 2007:
        5,110    5.000%, 11/01/27 - SYNCORA GTY Insured                              11/17 at 100.00         AAA          4,834,162
       12,585    5.000%, 11/01/32 - SYNCORA GTY Insured                              11/17 at 100.00         AAA         11,359,974

                Davie, Florida, Water and Sewerage Revenue Refunding and
                Improvement Bonds, Series 2003:
          910    5.250%, 10/01/17 - AMBAC Insured                                    10/13 at 100.00          AA            919,573
          475    5.250%, 10/01/18 - AMBAC Insured                                    10/13 at 100.00          AA            480,510

                Deltona, Florida, Utility Systems Water and Sewer Revenue Bonds,
                Series 2003:
        1,250    5.250%, 10/01/22 - MBIA Insured                                     10/13 at 100.00          AA          1,204,525
        1,095    5.000%, 10/01/23 - MBIA Insured                                     10/13 at 100.00          AA          1,020,704
        1,225    5.000%, 10/01/24 - MBIA Insured                                     10/13 at 100.00          AA          1,131,177

        1,000   Florida Governmental Utility Authority, Utility System Revenue        7/09 at 101.00         Aa3            865,350
                 Bonds, Golden Gate Project, Series 1999, 5.000%, 7/01/29 -
                 AMBAC Insured

        8,000   Indian River County, Florida, Water and Sewer Revenue Bonds,          3/09 at 102.00          AA          7,603,120
                 Series 1993A, 5.250%, 9/01/24 - FGIC Insured

        1,000   JEA, Florida, Water and Sewerage System Revenue Bonds,               10/13 at 100.00          AA          1,034,720
                 Series 2004A, 5.000%, 10/01/14 - FGIC Insured

        1,500   JEA, Florida, Water and Sewerage System Revenue Bonds,               10/14 at 100.00          AA          1,425,645
                 Series 2007B, 5.000%, 10/01/24 - MBIA Insured

        1,450   Jupiter, Florida, Water Revenue Bonds, Series 2003,                  10/13 at 100.00          AA          1,428,511
                 5.000%, 10/01/22 - AMBAC Insured

        2,000   Manatee County, Florida, Public Utilities Revenue Bonds,             10/13 at 100.00         Aa3          2,008,100
                 Series 2003, 5.125%, 10/01/20 - MBIA Insured

                Marco Island, Florida, Water Utility System Revenue Bonds,
                Series 2003:
        1,350    5.250%, 10/01/17 - MBIA Insured                                     10/13 at 100.00          AA          1,388,583
        1,000    5.250%, 10/01/18 - MBIA Insured                                     10/13 at 100.00          AA          1,019,020

        2,000   Miami-Dade County, Florida, Water and Sewer System Revenue              No Opt. Call         AAA          1,990,140
                 Bonds, Series 2008B, 5.250%, 10/01/22 - FSA Insured

        1,750   Palm Bay, Florida, Utility System Revenue Bonds, Palm Bay            10/13 at 100.00          AA          1,731,363
                 Utility Corporation, Series 2003, 5.000%, 10/01/20 -
                 MBIA Insured

                Palm Coast, Florida, Water Utility System Revenue Bonds,
                Series 2003:
        1,000    5.250%, 10/01/19 - MBIA Insured                                     10/13 at 100.00          AA          1,012,910
          500    5.250%, 10/01/20 - MBIA Insured                                     10/13 at 100.00          AA            502,770
          500    5.250%, 10/01/21 - MBIA Insured                                     10/13 at 100.00          AA            499,510


                                       31


NFL

Nuveen Insured Florida Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,170   Polk County, Florida, Utility System Revenue Bonds, Series 2004A,    10/14 at 100.00          A2      $   1,075,803
                 5.000%, 10/01/24 - FGIC Insured

                Port St. Lucie, Florida, Stormwater Utility System Revenue Refunding
                Bonds, Series 2002:
        1,190    5.250%, 5/01/15 - MBIA Insured                                       5/12 at 100.00          AA          1,217,798
        1,980    5.250%, 5/01/17 - MBIA Insured                                       5/12 at 100.00          AA          1,996,276

        1,000   Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2004,   9/14 at 100.00          A2            947,540
                 5.000%, 9/01/21 - MBIA Insured

                Sebring, Florida, Water and Wastewater Revenue Refunding Bonds,
                Series 2002:
        1,360    5.250%, 1/01/17 - FGIC Insured                                       1/13 at 100.00          AA          1,373,573
          770    5.250%, 1/01/18 - FGIC Insured                                       1/13 at 100.00          AA            777,685
          500    5.250%, 1/01/20 - FGIC Insured                                       1/13 at 100.00          AA            498,290

        3,530   Seminole County, Florida, Water and Sewer Revenue Refunding             No Opt. Call          AA          3,770,993
                 and Improvement Bonds, Series 1992, 6.000%, 10/01/19 -
                 MBIA Insured

        1,300   Sunrise, Florida, Utility System Revenue Refunding Bonds,             4/09 at 100.00          AA          1,302,340
                 Series 1996, 5.800%, 10/01/11 - AMBAC Insured

        2,000   Village Center Community Development District, Florida, Utility      10/13 at 101.00          AA          1,947,480
                 Revenue Bonds, Series 2003, 5.250%, 10/01/23 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       71,250   Total Water and Sewer                                                                                    68,770,855
------------------------------------------------------------------------------------------------------------------------------------
$     324,835   Total Investments (cost $306,183,861) - 157.0%                                                          291,340,255
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                      5,226,933
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (59.8)% (6)                                                   (111,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 185,567,188
                ====================================================================================================================

                    At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Portion of investment has been pledged to collateralize the net payment obligations under futures contracts entered into by the Fund during the period.

               (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 38.1%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NWF

Nuveen Insured Florida Tax-Free Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                    October 31, 2008 (Unaudited)

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.4% (0.9% OF TOTAL INVESTMENTS)

$       1,685   Golden State Tobacco Securitization Corporation, California,          6/22 at 100.00         BBB        $   685,795
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 14.6% (9.3% OF TOTAL INVESTMENTS)

        2,240   FSU Financial Assistance Inc., Florida, General Revenue Bonds,          No Opt. Call          AA          2,350,298
                 Educational and Athletic Facilities Improvements, Series 2004,
                 5.000%, 10/01/14 - AMBAC Insured

        1,985   North Miami, Florida, Educational Facilities Revenue Refunding        4/13 at 100.00        BBB-          1,853,633
                 Bonds, Johnson and Wales University, Series 2003A,
                 5.000%, 4/01/19 - SYNCORA GTY Insured

        1,500   Volusia County Educational Facilities Authority, Florida, Revenue    10/15 at 100.00          A3          1,122,510
                 Bonds, Embry-Riddle Aeronautical University, Series 2005,
                 5.000%, 10/15/35 - RAAI Insured

                Volusia County Educational Facilities Authority, Florida,
                Revenue Refunding Bonds, Embry-Riddle Aeronautical
                University, Series 2003:
        1,000    5.200%, 10/15/26 - RAAI Insured                                     10/13 at 100.00          A3            834,580
        1,250    5.200%, 10/15/33 - RAAI Insured                                     10/13 at 100.00          A3            982,588

------------------------------------------------------------------------------------------------------------------------------------
        7,975   Total Education and Civic Organizations                                                                   7,143,609
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 5.4% (3.4% OF TOTAL INVESTMENTS)

                Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
        1,000    5.250%, 6/01/26                                                      6/16 at 100.00        BBB+            795,360
          350    5.500%, 6/01/38 - FSA Insured                                        6/18 at 100.00         AAA            307,143

        1,300   Highlands County Health Facilities Authority, Florida, Hospital      11/15 at 100.00          AA          1,111,708
                 Revenue Bonds, Adventist Health System, Series 2005D,
                 5.000%, 11/15/35 - MBIA Insured

          500   Lee Memorial Health System, Florida, Hospital Revenue Bonds,          4/17 at 100.00          AA            416,565
                 Series 2007A, 5.000%, 4/01/32 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,150   Total Health Care                                                                                         2,630,776
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.0% (0.7% OF TOTAL INVESTMENTS)

          480   Florida Housing Finance Agency, GNMA Collateralized Home                No Opt. Call         AAA            510,610
                 Ownership Revenue Refunding Bonds, Series 1987G-1,
                 8.595%, 11/01/17
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 58.4% (36.9% OF TOTAL INVESTMENTS)

          400   Collier County, Florida, Capital Improvement Revenue Bonds,          10/14 at 100.00          AA            387,316
                 Series 2005, 5.000%, 10/01/23 - MBIA Insured

        1,000   Escambia County, Florida, Sales Tax Revenue Refunding Bonds,         10/12 at 101.00          AA          1,028,580
                 Series 2002, 5.250%, 10/01/17 - AMBAC Insured

          500   Flagler County, Florida, Capital Improvement Revenue Bonds,          10/15 at 100.00          AA            441,115
                 Series 2005, 5.000%, 10/01/30 - MBIA Insured

        1,500   Hillsborough County School Board, Florida, Certificates of            7/13 at 100.00          AA          1,400,940
                 Participation, Series 2003, 5.000%, 7/01/29 - MBIA Insured

        2,270   Jacksonville, Florida, Local Government Sales Tax Revenue            10/12 at 100.00         AA+          2,283,325
                 Refunding and Improvement Bonds, Series 2002,
                 5.375%, 10/01/18 - FGIC Insured

        2,265   Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B,          10/12 at 100.00          AA          2,207,378
                 5.000%, 10/01/20 - AMBAC Insured

          100   Miami-Dade County, Florida, Transit System Sales Surtax Revenue       7/18 at 100.00         AAA             88,095
                 Bonds, Series 2008, 5.000%, 7/01/35 - FSA Insured


                                       33


NWF

Nuveen Insured Florida Tax-Free Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS October 31, 2008 (Unaudited)
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A,        1/13 at 100.00          AA        $ 2,030,940
                 5.125%, 1/01/17 - FGIC Insured

        1,500   Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B,        1/13 at 100.00          AA          1,355,820
                 5.125%, 1/01/32 - FGIC Insured

        3,335   Palm Bay, Florida, Local Optional Gas Tax Revenue Bonds,             10/14 at 100.00          AA          3,371,985
                 Series 2004, 5.250%, 10/01/20 - MBIA Insured

        2,670   Palm Beach County School Board, Florida, Certificates of              8/12 at 100.00         AAA          2,452,902
                 Participation, Series 2002D, 5.000%, 8/01/28 - FSA Insured

        2,000   Palm Beach Gardens, Florida, Special Obligation Revenue Bonds,        2/13 at 100.00          AA          1,994,800
                 Series 2004, 5.000%, 5/01/20 - AMBAC Insured

        1,000   Port Saint Lucie. Florida, Special Assessment Revenue Bonds,          7/17 at 100.00          AA            840,440
                 Southwest Annexation District 1B, Series 2007,
                 5.000%, 7/01/33 - MBIA Insured

        2,115   Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003,        9/13 at 100.00          AA          2,048,124
                 5.000%, 9/01/23 - MBIA Insured

          500   School Board of Duval County, Florida, Certificates of Participation, 7/17 at 100.00         Aaa            438,925
                 Master Lease Program, Series 2008, 5.000%, 7/01/33 -
                 FSA Insured

        1,730   St. John's County, Florida, Sales Tax Revenue Bonds, Series 2004A,   10/14 at 100.00          AA          1,616,322
                 5.000%, 10/01/24 - AMBAC Insured

        4,000   St. Lucie County School Board, Florida, Certificates of Participation, 7/14 at 100.00        AAA          3,771,440
                 Master Lease Program, Series 2004A, 5.000%, 7/01/24 -
                 FSA Insured

        1,000   Vista Lakes Community Development District, Florida, Capital          5/17 at 100.00          A3            760,830
                 Improvement Revenue Bonds, Series 2007A2, 5.000%, 5/01/34 -
                 RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
       29,885   Total Tax Obligation/Limited                                                                             28,519,277
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 11.6% (7.4% OF TOTAL INVESTMENTS)

        2,000   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/12 at 100.00         AAA          1,853,460
                 Revenue Bonds, Series 2002A, 5.125%, 10/01/32 -
                 FSA Insured (4)

        2,105   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/13 at 100.00         AAA          2,148,089
                 Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 -
                 FSA Insured (4)

        1,730   Lee County, Florida, Transportation Facilities Revenue Bonds,        10/14 at 100.00          AA          1,685,920
                 Series 2004B, 5.000%, 10/01/22 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,835   Total Transportation                                                                                      5,687,469
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 36.5% (23.1% OF TOTAL INVESTMENTS) (5)

        1,660   Grand Prairie Independent School District, Dallas County, Texas,      2/13 at 100.00         AAA          1,804,935
                 General Obligation Bonds, Series 2003, 5.375%, 2/15/26
                 (Pre-refunded 2/15/13) - FSA Insured

          180   Highlands County Health Facilities Authority, Florida, Hospital      11/15 at 100.00      A1 (5)            192,861
                 Revenue Bonds, Adventist Health System, Series 2005D,
                 5.000%, 11/15/35 (Pre-refunded 11/15/15) - MBIA Insured

        3,500   Highlands County Health Facilities Authority, Florida, Hospital      11/13 at 100.00     N/R (5)          3,826,791
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2003D, 5.875%, 11/15/29
                 (Pre-refunded 11/15/13)

          500   North Port, Florida, Utility System Revenue Bonds, Series 2000,      10/10 at 101.00         Aaa            528,640
                 5.000%, 10/01/25 (Pre-refunded 10/01/10) - FSA Insured

        3,370   Osceola County School Board, Florida, Certificates of Participation,  6/12 at 101.00     Aa3 (5)          3,597,273
                 Series 2002A, 5.125%, 6/01/20 (Pre-refunded 6/01/12) -
                 AMBAC Insured

        1,950   Palm Beach County School Board, Florida, Certificates of              8/12 at 100.00         AAA          2,099,975
                 Participation, Series 2002D, 5.250%, 8/01/20
                 (Pre-refunded 8/01/12) - FSA Insured

        2,800   Pinellas County Health Facilities Authority, Florida, Revenue         5/13 at 100.00     Aa3 (5)          3,094,392
                 Bonds, Baycare Health System, Series 2003,
                 5.750%, 11/15/27 (Pre-refunded 5/15/13)

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA          1,089,660
                 Series 2002II, 5.125%, 7/01/26 (Pre-refunded 7/01/12) -
                 FSA Insured

        1,500   South Miami Health Facilities Authority, Florida, Hospital            2/13 at 100.00         Aaa          1,615,470
                 Revenue Bonds, Baptist Health Systems of South Florida,
                 Series 2003, 5.200%, 11/15/28 (Pre-refunded 2/01/13)

------------------------------------------------------------------------------------------------------------------------------------
       16,460   Total U.S. Guaranteed                                                                                    17,849,997
------------------------------------------------------------------------------------------------------------------------------------


                                       34

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 29.0% (18.3% OF TOTAL INVESTMENTS)

$       1,000   Bay County, Florida, Water System Revenue Bonds, Series 2005,         9/15 at 100.00         Aa3       $    915,680
                 5.000%, 9/01/25 - AMBAC Insured

                Clay County, Florida, Utility System Revenue Bonds, Series 2007:
        1,500    5.000%, 11/01/27 - SYNCORA GTY Insured                              11/17 at 100.00         AAA          1,419,030
        3,000    5.000%, 11/01/32 - SYNCORA GTY Insured                              11/17 at 100.00         AAA          2,707,980

        1,525   Fernandina Beach, Florida, Utility Acquisition and Improvement        9/13 at 100.00          AA          1,396,092
                 Revenue Bonds, Series 2003, 5.000%, 9/01/23 - FGIC Insured

        3,000   Marco Island, Florida, Water Utility System Revenue Bonds,           10/13 at 100.00          AA          2,834,970
                 Series 2003, 5.000%, 10/01/27 - MBIA Insured

        2,000   Miami-Dade County, Florida, Water and Sewer System Revenue           10/09 at 101.00          A+          1,853,120
                 Bonds, Series 1999A, 5.000%, 10/01/29 - FGIC Insured

          500   Miami-Dade County, Florida, Water and Sewer System Revenue              No Opt. Call         AAA            497,535
                 Bonds, Series 2008B, 5.250%, 10/01/22 - FSA Insured

        1,095   Palm Bay, Florida, Utility System Revenue Bonds, Series 2004,        10/14 at 100.00          AA          1,107,144
                 5.250%, 10/01/20 - MBIA Insured

        1,500   Port St. Lucie, Florida, Stormwater Utility System Revenue            5/12 at 100.00          AA          1,424,295
                 Refunding Bonds, Series 2002, 5.000%, 5/01/23 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,120   Total Water and Sewer                                                                                    14,155,846
------------------------------------------------------------------------------------------------------------------------------------
$      80,590   Total Investments (cost $81,468,541) - 157.9%                                                            77,183,379
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                        691,380
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (59.3)% (6)                                                    (29,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 48,874,759
                ====================================================================================================================

                    At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, FSA, MBIA, RAAI and SYNCORA as of October 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Portion of investment has been pledged to collateralize the net payment obligations under futures contracts entered into by the Fund during the period.

               (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 37.6%.

               N/R  Not rated.

                                 See accompanying notes to financial statements.

                      Statement of
                      ASSETS & LIABILITIES
                                                    October 31, 2008 (Unaudited)

                                                                        FLORIDA           FLORIDA  INSURED FLORIDA  INSURED FLORIDA
                                                                     INVESTMENT           QUALITY          PREMIUM         TAX-FREE
                                                                        QUALITY            INCOME           INCOME        ADVANTAGE
                                                                          (NQF)             (NUF)            (NFL)            (NWF)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $343,875,448, $311,873,702,
   $306,183,861 and $81,468,541, respectively)                     $317,867,107      $288,562,578     $291,340,255      $77,183,379
Cash                                                                  6,319,276           400,695        2,679,264               --
Receivables:
   Interest                                                           4,460,336         3,915,755        3,439,450        1,007,663
   Investments sold                                                          --           376,969           50,000               --
Other assets                                                             40,373            30,013           40,888            2,482
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  328,687,092       293,286,010      297,549,857       78,193,524
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                               --                --               --           68,052
Payables:
   Common share dividends                                               857,185           698,435          721,338          197,205
   Preferred share dividends                                             44,457            34,170           12,467            4,749
Accrued expenses:
   Management fees                                                      176,911           158,271          159,331           26,678
   Other                                                                116,933           100,307           89,533           22,081
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                  1,195,486           991,183          982,669          318,765
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                              132,000,000       117,000,000      111,000,000       29,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $195,491,606      $175,294,827     $185,567,188      $48,874,759
====================================================================================================================================
Common shares outstanding                                            16,368,802        14,154,895       14,218,896        3,882,373
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)         $      11.94      $      12.38     $      13.05      $     12.59
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $    163,688      $    141,549     $    142,189      $    38,824
Paid-in surplus                                                     228,858,884       204,131,712      201,990,758       54,746,905
Undistributed (Over-distribution of) net investment income               49,866          (829,788)        (368,571)        (167,111)
Accumulated net realized gain (loss) from investments
   and derivative transactions                                       (7,572,491)       (4,837,522)      (1,353,582)      (1,458,697)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                      (26,008,341)      (23,311,124)     (14,843,606)      (4,285,162)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $195,491,606      $175,294,827     $185,567,188      $48,874,759
====================================================================================================================================
Authorized shares:
   Common                                                             Unlimited         Unlimited        Unlimited        Unlimited
   Preferred                                                          Unlimited         Unlimited        Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      OPERATIONS

                                   Six Months Ended October 31, 2008 (Unaudited)

                                                                        FLORIDA           FLORIDA  INSURED FLORIDA  INSURED FLORIDA
                                                                     INVESTMENT           QUALITY          PREMIUM         TAX-FREE
                                                                        QUALITY            INCOME           INCOME        ADVANTAGE
                                                                          (NQF)             (NUF)            (NFL)            (NWF)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                  $  9,618,344      $  7,831,514     $  7,833,736      $ 1,956,179
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                       1,123,922           994,418          993,966          264,046
Preferred shares - auction fees                                         166,356           147,452          139,890           36,548
Preferred shares - dividend disbursing agent fees                        10,064            15,080           10,075            5,027
Shareholders' servicing agent fees and expenses                           8,219             5,718            5,907              387
Interest expense on floating rate obligations                            43,764                --               --               --
Custodian's fees and expenses                                            34,630            42,679           29,502           10,126
Trustees' fees and expenses                                               3,374             3,051            3,095              877
Professional fees                                                        14,452            13,301           12,034            6,830
Shareholders' reports - printing and mailing expenses                    22,221            20,661           18,225            7,357
Stock exchange listing fees                                               4,635             4,635            4,635              276
Investor relations expense                                               22,059            19,155           17,911            5,173
Other expenses                                                            9,784             9,449            9,336            7,592
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement  1,463,480         1,275,599        1,244,576          344,239
   Custodian fee credit                                                 (20,219)          (3,502)          (25,565)          (3,591)
   Expense reimbursement                                                     --                --               --          (99,248)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,443,261         1,272,097        1,219,011          241,400
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 8,175,083         6,559,417        6,614,725        1,714,779
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                       (2,721,322)         (473,784)        (734,015)          (7,197)
   Forward Swaps                                                       (765,000)               --          104,696           97,716
   Futures                                                                   --                --          523,422           84,406
Change in net unrealized appreciation (depreciation) of:
   Investments                                                      (36,180,253)      (28,547,226)     (23,402,401)      (6,044,204)
   Forward swaps                                                        821,435                --         (133,108)        (124,234)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                             (38,845,140)      (29,021,010)     (23,641,406)      (5,993,513)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                           (2,542,969)       (2,266,472)      (2,150,354)        (561,282)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                           (2,542,969)       (2,266,472)      (2,150,354)        (561,282)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                          $(33,213,026)     $(24,728,065)    $(19,177,035)     $(4,840,016)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      CHANGES in NET ASSETS (Unaudited)

                                                                   FLORIDA INVESTMENT QUALITY (NQF)    FLORIDA QUALITY INCOME (NUF)
                                                                   --------------------------------    -----------------------------
                                                                     SIX MONTHS              YEAR       SIX MONTHS             YEAR
                                                                          ENDED             ENDED            ENDED            ENDED
                                                                       10/31/08           4/30/08         10/31/08          4/30/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $  8,175,083      $ 15,948,403     $  6,559,417     $ 13,478,397
Net realized gain (loss) from:
   Investments                                                       (2,721,322)       (2,926,121)        (473,784)      (4,195,080)
   Forward swaps                                                       (765,000)          287,000               --               --
   Futures                                                                   --                --               --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                      (36,180,253)      (11,368,478)     (28,547,226)      (8,376,881)
   Forward swaps                                                        821,435          (682,435)              --               --
Distributions to Preferred shareholders:
   From net investment income                                        (2,542,969)       (4,781,885)      (2,266,472)      (4,355,779)
   From accumulated net realized gains                                       --                --               --          (44,456)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  (33,213,026)       (3,523,516)     (24,728,065)      (3,493,799)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (5,401,705)      (10,949,281)      (4,529,567)      (9,321,243)
From accumulated net realized gains                                          --                --               --         (101,970)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                         (5,401,705)      (10,949,281)      (4,529,567)      (9,423,213)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares repurchased                                                    --        (2,896,057)              --       (1,977,228)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from capital share transactions                             --        (2,896,057)              --       (1,977,228)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares                                                    (38,614,731)      (17,368,854)     (29,257,632)     (14,894,240)
Net assets applicable to Common shares at the
   beginning of period                                              234,106,337       251,475,191      204,552,459      219,446,699
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period        $195,491,606      $234,106,337     $175,294,827     $204,552,459
====================================================================================================================================
Undistributed (Over-distribution of) net investment income at
   the end of period                                               $     49,866      $   (180,543)    $   (829,788)    $   (593,166)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                         INSURED FLORIDA PREMIUM                INSURED FLORIDA
                                                                              INCOME (NFL)                 TAX-FREE ADVANTAGE (NWF)
                                                                   --------------------------------    -----------------------------
                                                                     SIX MONTHS              YEAR       SIX MONTHS             YEAR
                                                                          ENDED             ENDED            ENDED            ENDED
                                                                       10/31/08           4/30/08         10/31/08          4/30/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 6,614,725      $ 13,594,373      $ 1,714,779      $ 3,509,753
Net realized gain (loss) from:
   Investments                                                         (734,015)         (957,893)          (7,197)        (199,637)
   Forward swaps                                                        104,696            34,700           97,716           13,880
   Futures                                                              523,422                --           84,406               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                      (23,402,401)       (7,864,803)      (6,044,204)      (1,564,997)
   Forward swaps                                                       (133,108)          133,108         (124,234)         124,234
Distributions to Preferred shareholders:
   From net investment income                                        (2,150,354)       (3,851,736)        (561,282)      (1,045,304)
   From accumulated net realized gains                                       --          (327,094)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  (19,177,035)          760,655       (4,840,016)         837,929
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (4,877,081)       (9,893,964)      (1,211,300)      (2,457,543)
From accumulated net realized gains                                          --          (910,585)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                         (4,877,081)      (10,804,549)      (1,211,300)      (2,457,543)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares repurchased                                                    --        (2,392,636)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from capital share transactions                             --        (2,392,636)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares                                                    (24,054,116)      (12,436,530)      (6,051,316)      (1,619,614)
Net assets applicable to Common shares at the
   beginning of period                                              209,621,304       222,057,834       54,926,075       56,545,689
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period        $185,567,188      $209,621,304      $48,874,759      $54,926,075
====================================================================================================================================
Undistributed (Over-distribution of) net investment income at
   the end of period                                               $   (368,571)     $     44,139      $  (167,111)     $  (109,308)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Florida funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Florida Investment Quality Municipal Fund
(NQF), Nuveen Florida Quality Income Municipal Fund (NUF), Nuveen Insured Florida Premium Income Municipal Fund (NFL) and Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF) (collectively, the "Funds"). Common shares of Florida Investment Quality (NQF), Florida Quality Income (NUF) and Insured Florida Premium Income (NFL) are traded on the New York Stock Exchange while Common shares of Insured Florida Tax-Free Advantage (NWF) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of Insured Florida Tax-Free Advantage (NWF) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of Florida or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. Futures contracts are valued using the closing settlement price, or in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2008, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of Insured Florida Tax-Free Advantage (NWF) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. The investment policies of Insured Florida Tax-Free Advantage (NWF) permit the Fund to invest in a limited amount of out-of-state securities. Although the Fund may pursue this strategy from time to time, this strategy will not impact the tax-exempt status of the Fund's shares or of its distributions to its shareholders. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective October 31, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the the six months ended October 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of October 31, 2008, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                            INSURED      INSURED
                                  FLORIDA      FLORIDA      FLORIDA      FLORIDA
                               INVESTMENT      QUALITY      PREMIUM     TAX-FREE
                                  QUALITY       INCOME       INCOME    ADVANTAGE
                                    (NQF)        (NUF)        (NFL)        (NWF)
--------------------------------------------------------------------------------
Number of shares:
   Series M                            --        1,700           --           --
   Series T                         3,080           --           --           --
   Series W                            --           --        1,640        1,160
   Series TH                           --        1,700        2,800           --
   Series F                         2,200        1,280           --           --
--------------------------------------------------------------------------------
Total                               5,280        4,680        4,440        1,160
================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)



On June 11, 2008, Nuveen Investments, Inc. ("Nuveen") announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as "floaters" or floating rate obligations, to refinance a portion of the municipal funds' outstanding Preferred shares, whose auctions have been failing for several months. The plan included an initial phase of approximately $1 billion in forty-one funds. During the six months ended October 31, 2008, the Funds did not redeemed any of their outstanding Preferred shares,

Insurance

Under normal circumstances, Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF) will invest at least 80% of their net assets (including net assets attributable to Preferred shares) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least "A" at the time of purchase by at least one independent rating agency. In addition, each Fund will invest at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities that are rated at least "AA" at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen, or municipal bonds backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. Each Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities rated below "AA" (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of "Interest expense on floating rate obligations" on the Statement of Operations.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

During the six months ended October 31, 2008, Florida Investment Quality (NQF), Florida Quality Income (NUF) and Insured Florida Premium Income (NFL) invested in externally deposited inverse floaters and/or self-deposited inverse floaters. Insured Florida Tax-Free Advantage (NWF) did not invest in any such instruments during the the six months ended October 31, 2008.

At October 31, 2008, the Funds were not invested in any externally-deposited Recourse Trusts.

                                                                         INSURED
                                              FLORIDA       FLORIDA      FLORIDA
                                           INVESTMENT       QUALITY      PREMIUM
                                              QUALITY        INCOME       INCOME
                                                (NQF)         (NUF)        (NFL)
--------------------------------------------------------------------------------
Maximum exposure                                 $ --          $ --         $ --
================================================================================

Florida Quality Income (NUF) and Insured Florida Premium Income (NFL) did not invest in self-deposited inverse floaters during the six months ended October 31, 2008. The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended October 31, 2008, for Florida Investment Quality (NQF) were as follows:

                                                                         FLORIDA
                                                                      INVESTMENT
                                                                         QUALITY
                                                                           (NQF)
--------------------------------------------------------------------------------
Average floating rate obligations                                     $3,434,185
Average annual interest rate and fees                                      2.53%
================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)


assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Florida Investment Quality (NQF), Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF) invested in forward interest rate swap transactions during the six months ended October 31, 2008.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. Insured Florida Premium Income (NFL) and Insured Florida Tax Free Advantage (NWF) invested in futures contracts during the six months ended October 31, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

     Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund's fair value measurements as of October 31, 2008:

FLORIDA INVESTMENT QUALITY (NQF)                    LEVEL 1        LEVEL 2      LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------------
Investments                                            $ --   $317,867,107         $ --   $317,867,107
======================================================================================================
FLORIDA QUALITY INCOME (NUF)                        LEVEL 1        LEVEL 2      LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------------
Investments                                            $ --   $288,562,578         $ --   $288,562,578
======================================================================================================
INSURED FLORIDA PREMIUM INCOME (NFL)                LEVEL 1        LEVEL 2      LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------------
Investments                                            $ --   $291,340,255         $ --   $291,340,255
======================================================================================================
INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)            LEVEL 1        LEVEL 2      LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------------
Investments                                            $ --    $77,183,379         $ --    $77,183,379
======================================================================================================

3. FUND SHARES

The Board of Trustees approved an open-market share repurchase program on July 10, 2007, for Florida Investment Quality (NQF), Florida Quality Income (NUF) and Insured Florida Premium Income (NFL) and on July 30, 2008, for Insured Florida Tax-Free Advantage (NWF) under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

                                                                          FLORIDA                   FLORIDA
                                                                 INVESTMENT QUALITY (NQF)    QUALITY INCOME (NUF)
                                                                 ------------------------  ------------------------
                                                                 SIX MONTHS                SIX MONTHS
                                                                      ENDED   YEAR ENDED        ENDED   YEAR ENDED
                                                                   10/31/08      4/30/08     10/31/08      4/30/08
-------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due
     to reinvestment of distributions                                    --           --           --           --
   Repurchased                                                           --     (218,700)          --     (147,700)
-------------------------------------------------------------------------------------------------------------------
Weighted average price per Common share repurchased                      --       $13.22           --       $13.37
Weighted average discount per Common share repurchased                   --         9.68%          --        10.16%
===================================================================================================================
                                                                      INSURED FLORIDA           INSURED FLORIDA
                                                                   PREMIUM INCOME (NFL)    TAX-FREE ADVANTAGE (NWF)
                                                                 -----------------------   ------------------------
                                                                 SIX MONTHS                SIX MONTHS
                                                                      ENDED   YEAR ENDED        ENDED   YEAR ENDED
                                                                   10/31/08      4/30/08     10/31/08      4/30/08
-------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due
     to reinvestment of distributions                                    --          --            --           --
   Repurchased                                                           --    (174,500)           --           --
-------------------------------------------------------------------------------------------------------------------
Weighted average price per Common share repurchased                      --      $13.69            --           --
Weighted average discount per Common share repurchased                   --        8.80%           --           --
===================================================================================================================

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)



4. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended October 31, 2008, were as follows:

                                                                                              INSURED      INSURED
                                                                    FLORIDA      FLORIDA      FLORIDA      FLORIDA
                                                                 INVESTMENT      QUALITY      PREMIUM     TAX-FREE
                                                                    QUALITY       INCOME       INCOME    ADVANTAGE
                                                                      (NQF)        (NUF)        (NFL)        (NWF)
------------------------------------------------------------------------------------------------------------------
Purchases                                                       $34,105,338  $12,047,018  $12,326,778     $978,197
Sales and maturities                                             44,737,438   12,524,820   13,400,988      765,000
==================================================================================================================

5. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2008, the cost of investments was as follows:

                                                                                                 INSURED      INSURED
                                                                     FLORIDA       FLORIDA       FLORIDA      FLORIDA
                                                                  INVESTMENT       QUALITY       PREMIUM     TAX-FREE
                                                                     QUALITY        INCOME        INCOME    ADVANTAGE
                                                                       (NQF)         (NUF)         (NFL)        (NWF)
---------------------------------------------------------------------------------------------------------------------
Cost of investments                                             $343,552,958  $311,849,450  $305,957,431  $81,468,420
=====================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2008, were as follows:

                                                                                               INSURED        INSURED
                                                                 FLORIDA        FLORIDA        FLORIDA        FLORIDA
                                                              INVESTMENT        QUALITY        PREMIUM       TAX-FREE
                                                                 QUALITY         INCOME         INCOME      ADVANTAGE
                                                                   (NQF)          (NUF)          (NFL)          (NWF)
---------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                             $  7,053,109   $  2,810,251   $  4,082,904   $  1,210,643
   Depreciation                                              (32,738,960)   (26,097,123)   (18,700,080)    (5,495,684)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                           $(25,685,851)  $(23,286,872)  $(14,617,176)  $ (4,285,041)
=====================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2008, the Funds' last tax year end, were as follows:

                                                                                              INSURED      INSURED
                                                                    FLORIDA      FLORIDA      FLORIDA      FLORIDA
                                                                 INVESTMENT      QUALITY      PREMIUM     TAX-FREE
                                                                    QUALITY       INCOME       INCOME    ADVANTAGE
                                                                      (NQF)        (NUF)        (NFL)        (NWF)
------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                              $362,721     $187,753     $626,360     $110,019
Undistributed net ordinary income **                                 62,652           --           --           --
Undistributed net long-term capital gains                                --           --           --           --
==================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 1, 2008, paid on May 1, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended April 30, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                                                              INSURED      INSURED
                                                                    FLORIDA      FLORIDA      FLORIDA      FLORIDA
                                                                 INVESTMENT      QUALITY      PREMIUM     TAX-FREE
                                                                    QUALITY       INCOME       INCOME    ADVANTAGE
                                                                      (NQF)        (NUF)        (NFL)        (NWF)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                        $15,831,036  $13,723,665  $13,780,200   $3,509,003
Distributions from net ordinary income **                                --           --           --           --
Distributions from net long-term capital gains                           --      145,959    1,237,160           --
==================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At April 30, 2008, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                         INSURED
                                                            FLORIDA      FLORIDA
                                                         INVESTMENT     TAX-FREE
                                                            QUALITY    ADVANTAGE
                                                              (NQF)        (NWF)
--------------------------------------------------------------------------------
Expiration:
   April 30, 2012                                        $       --   $  791,760
   April 30, 2013                                         1,449,778       97,429
   April 30, 2014                                                --      236,625
   April 30, 2015                                                --      194,032
   April 30, 2016                                           197,103           --
--------------------------------------------------------------------------------
Total                                                    $1,646,881   $1,319,846
================================================================================
The Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through April 30, 2008, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

                                                                                              INSURED      INSURED
                                                                    FLORIDA      FLORIDA      FLORIDA      FLORIDA
                                                                 INVESTMENT      QUALITY      PREMIUM     TAX-FREE
                                                                    QUALITY       INCOME       INCOME    ADVANTAGE
                                                                      (NQF)        (NUF)        (NFL)        (NWF)
------------------------------------------------------------------------------------------------------------------
Total                                                            $2,439,288   $4,363,738   $1,150,460     $313,774
==================================================================================================================

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)



The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:


                                                FLORIDA INVESTMENT QUALITY (NQF)
AVERAGE DAILY NET ASSETS                            FLORIDA QUALITY INCOME (NUF)
(INCLUDING NET ASSETS                       INSURED FLORIDA PREMIUM INCOME (NFL)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

AVERAGE DAILY NET ASSETS
(INCLUDING NET ASSETS                   INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of October 31, 2008, the complex-level fee rate was .1998%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================
(1) The complex-level component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of Insured Florida Tax-Free Advantage's (NWF) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                              YEAR ENDING
NOVEMBER 30,                             NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                       .32%         2007                               .32%
2003                        .32          2008                               .24
2004                        .32          2009                               .16
2005                        .32          2010                               .08
2006                        .32
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured Florida Tax-Free Advantage (NWF) for any portion of its fees and expenses beyond November 30, 2010.

7. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161) In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of October 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

8. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2008, to shareholders of record on November 15, 2008, as follows:

                                                            INSURED      INSURED
                                  FLORIDA      FLORIDA      FLORIDA      FLORIDA
                               INVESTMENT      QUALITY      PREMIUM     TAX-FREE
                                  QUALITY       INCOME       INCOME    ADVANTAGE
                                    (NQF)        (NUF)        (NFL)        (NWF)
--------------------------------------------------------------------------------
Dividend per share                 $.0570       $.0540       $.0555       $.0530
================================================================================

Financial
HIGHLIGHTS (Unaudited)


Selected data for a Common share outstanding throughout each period:

                                                  Investment Operations                             Less Distributions
                              ---------------------------------------------------------------  ----------------------------
                                                       Distributions   Distributions
                                                            from Net            from                  Net
                   Beginning                              Investment         Capital           Investment   Capital
                      Common                     Net       Income to        Gains to            Income to  Gains to
                       Share         Net   Realized/       Preferred       Preferred               Common    Common
                   Net Asset  Investment  Unrealized          Share-          Share-               Share-    Share-
                       Value      Income  Gain (Loss)        holders+        holders+   Total     holders   holders   Total
============================================================================================================================
FLORIDA INVESTMENT QUALITY (NQF)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(c)               $14.30       $ .50      $(2.37)          $(.16)           $ --   $(2.03)     $ (.33)    $ --   $ (.33)
2008                   15.16         .97        (.87)           (.29)             --     (.19)       (.67)      --     (.67)
2007(b)                14.70         .79         .47            (.23)             --     1.03        (.57)      --     (.57)
Year Ended 6/30:
2006                   15.63         .94        (.86)           (.21)             --     (.13)       (.80)      --     (.80)
2005                   14.81         .96         .94            (.11)             --     1.79        (.97)      --     (.97)
2004                   15.87        1.06        (.84)           (.06)           (.01)     .15       (1.01)    (.20)   (1.21)

FLORIDA QUALITY INCOME (NUF)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(c)                14.45         .46       (2.05)           (.16)             --    (1.75)       (.32)      --     (.32)
2008                   15.34         .95        (.86)           (.31)             --*    (.22)       (.66)    (.01)    (.67)
2007(b)                14.86         .78         .49            (.24)             --     1.03        (.55)      --     (.55)
Year Ended 6/30:
2006                   15.72         .92        (.80)           (.21)             --     (.09)       (.77)      --     (.77)
2005                   14.81         .94        1.04            (.11)             --     1.87        (.96)      --     (.96)
2004                   15.75        1.04        (.78)           (.05)           (.01)     .20       (1.00)    (.14)   (1.14)
============================================================================================================================
                                                            Total Returns
                                                        --------------------
                        Offering                                       Based
                       Costs and    Ending                                on
                       Preferred    Common                Based       Common
                           Share     Share    Ending         on    Share Net
                    Underwriting     Asset    Market     Market        Asset
                       Discounts     Value     Value     Value**      Value**
=============================================================================
FLORIDA INVESTMENT QUALITY (NQF)
-----------------------------------------------------------------------------
Year Ended 4/30:
2009(c)                   $   --     11.94    $ 9.54    (23.09)%     (14.42)%
2008                          --     14.30     12.77     (4.79)       (1.26)
2007(b)                       --     15.16     14.11     12.93         7.08
Year Ended 6/30:
2006                          --     14.70     13.02    (11.13)        (.85)
2005                          --     15.63     15.48     17.51        12.40
2004                          --     14.81     14.03     (9.61)         .95

FLORIDA QUALITY INCOME (NUF)
-----------------------------------------------------------------------------
Year Ended 4/30:
2009(c)                       --     12.38      9.97    (19.62)      (12.30)
2008                          --     14.45     12.75     (4.54)       (1.48)
2007(b)                       --     15.34     14.04     11.75         6.97
Year Ended 6/30:
2006                          --     14.86     13.07     (9.64)        (.55)
2005                          --     15.72     15.27     17.42        12.89
2004                          --     14.81     13.84    (10.29)        1.29
=============================================================================
                                                                Ratios/Supplemental Data
                   -----------------------------------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets                  Ratios to Average Net Assets
                                         Applicable to Common Shares                   Applicable to Common Shares
                                          Before Credit/Reimbursement                  After Credit/Reimbursement***
                                  ------------------------------------------   ------------------------------------------
                        Ending
                           Net
                        Assets
                    Applicable        Expenses       Expenses           Net        Expenses        Expenses          Net  Portfolio
                     to Common       Including      Excluding    Investment       Including       Excluding   Investment   Turnover
                   Shares (000)   Interest++(a)  Interest++(a)      Income++   Interest++(a)   Interest++(a)     Income++      Rate
====================================================================================================================================
FLORIDA INVESTMENT QUALITY (NQF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(c)               $195,492        1.30%****      1.26%****     7.24%****       1.28%****       1.24%****    7.25%****        10%
2008                   234,106        1.68           1.21          6.62            1.67            1.20         6.63             23
2007(b)                251,475        1.73****       1.21****      6.24****        1.72****        1.19****     6.25****         13
Year Ended 6/30:
2006                   243,913        1.20           1.20          6.21            1.19            1.19         6.22              6
2005                   259,071        1.23           1.23          6.26            1.22            1.22         6.27             15
2004                   245,045        1.25           1.25          6.92            1.25            1.25         6.92             23

FLORIDA QUALITY INCOME (NUF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(c)                175,295        1.29****       1.29****     6.61****         1.28****        1.28****     6.61****          4
2008                   204,552        1.78           1.22         6.38             1.77            1.21         6.39             26
2007(b)                219,447        1.78****       1.23****     6.09****         1.76****        1.21****     6.11****          7
Year Ended 6/30:
2006                   212,504        1.22           1.22         6.06             1.21            1.21         6.06              8
2005                   224,792        1.24           1.24         6.07             1.23            1.23         6.07             20
2004                   211,659        1.25           1.25         6.83             1.25            1.25         6.83             38
====================================================================================================================================

                 Preferred Shares at End of Period
              --------------------------------------
                Aggregate   Liquidation
                   Amount    and Market        Asset
              Outstanding         Value     Coverage
                    (000)     Per Share    Per Share
====================================================
FLORIDA INVESTMENT QUALITY (NQF)
----------------------------------------------------
Year Ended 4/30:
2009(c)          $132,000       $25,000      $62,025
2008              132,000        25,000       69,338
2007(b)           132,000        25,000       72,628
Year Ended 6/30:
2006              132,000        25,000       71,196
2005              132,000        25,000       74,066
2004              132,000        25,000       71,410

FLORIDA QUALITY INCOME (NUF)
----------------------------------------------------
Year Ended 4/30:
2009(c)           117,000        25,000       62,456
2008              117,000        25,000       68,708
2007(b)           117,000        25,000       71,890
Year Ended 6/30:
2006              117,000        25,000       70,407
2005              117,000        25,000       73,033
2004              117,000        25,000       70,226
====================================================
*    Rounds to less than $.01 per share.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

**** Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)  For the ten months ended April 30, 2007.

(c)  For the six months ended October 31, 2008.

                                 See accompanying notes to financial statements.


                                  50-51 spread

Financial
HIGHLIGHTS (continued) (Unaudited)


Selected data for a Common share outstanding throughout each period:

                                                  Investment Operations                             Less Distributions
                              ---------------------------------------------------------------  ----------------------------
                                                       Distributions   Distributions
                                                            from Net            from                  Net
                   Beginning                              Investment         Capital           Investment   Capital
                      Common                     Net       Income to        Gains to            Income to  Gains to
                       Share         Net   Realized/       Preferred       Preferred               Common    Common
                   Net Asset  Investment  Unrealized          Share-          Share-               Share-    Share-
                       Value      Income  Gain (Loss)        holders+        holders+   Total     holders   holders   Total
============================================================================================================================
INSURED FLORIDA PREMIUM INCOME (NFL)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(c)               $14.74       $ .47      $(1.67)          $(.15)          $  --   $(1.35)      $(.34)     $ --  $ (.34)
2008                   15.43         .95        (.60)           (.27)           (.02)     .06        (.69)     (.06)   (.75)
2007(b)                15.14         .79         .38            (.22)           (.01)     .94        (.63)     (.02)   (.65)
Year Ended 6/30:
2006                   16.26         .96        (.91)           (.19)           (.02)    (.16)       (.82)     (.14)   (.96)
2005                   15.59         .99         .86            (.11)           (.01)    1.73        (.95)     (.11)  (1.06)
2004                   16.57        1.02        (.88)           (.05)           (.01)     .08        (.96)     (.10)  (1.06)

INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(c)                14.15         .44       (1.55)           (.14)             --    (1.25)       (.31)       --    (.31)
2008                   14.56         .90        (.41)           (.27)             --      .22        (.63)       --    (.63)
2007(b)                14.07         .75         .50            (.21)             --     1.04        (.55)       --    (.55)
Year Ended 6/30:
2006                   14.76         .90        (.71)           (.19)             --       --        (.69)       --    (.69)
2005                   13.78         .90         .98            (.10)             --     1.78        (.80)       --    (.80)
2004                   14.75         .93        (.99)           (.05)             --     (.11)       (.86)       --    (.86)
============================================================================================================================
                                                          Total Returns
                                                      --------------------
                      Offering                                       Based
                     Costs and    Ending                                on
                     Preferred    Common                Based       Common
                         Share     Share    Ending         on    Share Net
                  Underwriting     Asset    Market     Market        Asset
                     Discounts     Value     Value      Value*       Value*
============================================================================
INSURED FLORIDA PREMIUM INCOME (NFL)
----------------------------------------------------------------------------
Year Ended 4/30:
2009(c)                   $ --    $13.05    $10.47     (18.76)%      (9.29)%
2008                        --     14.74     13.26      (4.90)         .47
2007(b)                     --     15.43     14.74      12.05         6.24
Year Ended 6/30:
2006                        --     15.14     13.74     (12.56)        (.95)
2005                        --     16.26     16.74      25.54        11.33
2004                        --     15.59     14.24     (11.70)         .46

INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
----------------------------------------------------------------------------
Year Ended 4/30:
2009(c)                     --     12.59     10.25     (16.37)       (8.95)
2008                        --     14.15     12.59      (3.45)        1.61
2007(b)                     --     14.56     13.69       6.65         7.46
Year Ended 6/30:
2006                        --     14.07     13.37      (1.43)         .03
2005                        --     14.76     14.26      16.62        13.18
2004                        --     13.78     12.94     (13.56)        (.79)
============================================================================
                                                               Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                   Ratios to Average Net Assets
                                        Applicable to Common Shares                    Applicable to Common Shares
                                         Before Credit/Reimbursement                   After Credit/Reimbursement**
                                 ------------------------------------------    ------------------------------------------
                       Ending
                          Net
                       Assets
                   Applicable        Expenses       Expenses           Net         Expenses        Expenses          Net  Portfolio
                    to Common       Including      Excluding    Investment        Including       Excluding   Investment   Turnover
                  Shares (000)   Interest++(a)  Interest++(a)      Income++    Interest++(a)   Interest++(a)     Income++      Rate
====================================================================================================================================
INSURED FLORIDA PREMIUM INCOME (NFL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(c)              $185,567         1.22%***       1.22%***      6.45%***         1.19%***        1.19%***     6.48%***         4%
2008                  209,621         1.37           1.19          6.32             1.36            1.17         6.33            28
2007(b)               222,058         1.25***        1.18***       6.13***          1.24***         1.17***      6.14***          6
Year Ended 6/30:
2006                  217,904         1.18           1.18          6.13             1.17            1.17         6.14             9
2005                  233,779         1.16           1.16          6.14             1.16            1.16         6.15            12
2004                  223,965         1.16           1.16          6.36             1.15            1.15         6.36            38

INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009(c)                48,875         1.29***        1.29***       6.03***           .90***          .90***      6.42***          1
2008                   54,926         1.24           1.24          5.89              .78             .78         6.35            29
2007(b)                56,546         1.25***        1.25***       5.73***           .76***          .76***      6.23***          2
Year Ended 6/30:
2006                   54,625         1.26           1.26          5.77              .76             .76         6.27             5
2005                   57,296         1.24           1.24          5.77              .75             .75         6.26             7
2004                   53,504         1.25           1.25          6.04              .74             .74         6.56           130
====================================================================================================================================

                 Preferred Shares at End of Period
              --------------------------------------
                Aggregate   Liquidation
                   Amount    and Market        Asset
              Outstanding         Value     Coverage
                    (000)     Per Share    Per Share
====================================================
INSURED FLORIDA PREMIUM INCOME (NFL)
----------------------------------------------------
Year Ended 4/30:
2009(c)          $111,000       $25,000      $66,794
2008              111,000        25,000       72,212
2007(b)           111,000        25,000       75,013
Year Ended 6/30:
2006              111,000        25,000       74,077
2005              111,000        25,000       77,653
2004              111,000        25,000       75,443

INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
----------------------------------------------------
Year Ended 4/30:
2009(c)            29,000        25,000       67,133
2008               29,000        25,000       72,350
2007(b)            29,000        25,000       73,746
Year Ended 6/30:
2006               29,000        25,000       72,090
2005               29,000        25,000       74,393
2004               29,000        25,000       71,124
====================================================
* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

***  Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)  For the ten months ended April 30, 2007.

(c)  For the six months ended October 31, 2008.

                                 See accompanying notes to financial statements.


                                  52-53 spread

Annual Investment
Management Agreement
        APPROVAL PROCESS


The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be)(each, a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM's ability to supervise the Funds' other service providers and given the importance of compliance, NAM's compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities ("ARPS"), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen's efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen's commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen's continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)



B.   THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees, expenses and leverage), as described in further detail below.

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group.

The Independent Board Members also recognized that certain funds lack comparable peers in which case their performance is measured against a more general municipal category for various states. The closed-end municipal funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan, and Pennsylvania.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized benchmarks for the one-, three-, and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008 (as applicable). The Independent Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses (and leverage for closed-end funds)) compared to recognized benchmarks for the one-, three-, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

     1.   FEES AND EXPENSES

     The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the "Peer Universe") and/or a more focused subset of funds therein (the "Peer Group"). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage and the differences in the use of insurance as well as the states reflected in a respective Peer Group for the state municipal funds (such as the use of a general "other states" category for closed-end state funds (other than New York and California)). In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen's profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Funds are closed-end funds, the Independent Board Members recognized that although the Funds may from time to time make additional share offerings, the growth in their assets will occur primarily through appreciation of each Fund's investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.   INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.   OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Reinvest Automatically
 EASILY and CONVENIENTLY



NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT


[] AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

BOARD OF TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased or redeemed during the period covered by this report. Any future repurchases or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:                 www.nuveen.com/etf

                                                  Share prices
                                                  Fund details
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                                                  Interactive planning tools


                                                                     ESA-A-1008D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
MAY 1-31, 2008             0                     $0           0                           1,225,500
JUNE 1-30, 2008            0                     $0           0                           1,225,500
JULY 1-9, 2008             0                     $0           0                           1,225,500
AUGUST 7-31, 2008          0                     $0           0                           1,420,000
SEPTEMBER 1-30, 2008       0                     $0           0                           1,420,000
OCTOBER 1-31, 2008         0                     $0           0                           1,420,000

TOTAL                      0

* The registrant's first repurchase program, which authorized the repurchase of 1,400,000 shares, was announced on July 10, 2007 and expired on July 9, 2008. A second repurchase program, which authorized the repurchase of 1,420,000 shares, was announced on August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Insured Florida Premium Income Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: January 9, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 9, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 9, 2009
    -------------------------------------------------------------------